THIRD QUARTER REPORT

JUNE 30, 2008

Advised by Harris Associates L.P.

THE OAKMARK FUNDS

2008 Third Quarter Report

President's Letter	1

Summary Information	2

Commentary on The Oakmark and Oakmark Select Funds	4

The Oakmark Fund

Letter from the Portfolio Managers	6

Schedule of Investments	7

The Oakmark Select Fund

Letter from the Portfolio Managers	11

Schedule of Investments	12

The Oakmark Equity and Income Fund

Letter from the Portfolio Managers	14

Schedule of Investments	17

The Oakmark Global Fund

Letter from the Portfolio Managers	24

Global Diversification Chart	26

Schedule of Investments	27

The Oakmark Global Select Fund

Letter from the Portfolio Managers	32

Global Diversification Chart	34

Schedule of Investments	35

Commentary on The International and International Small Cap Funds	38

The Oakmark International Fund

Letter from the Portfolio Manager	41

Global Diversification Chart	43

Schedule of Investments	44

The Oakmark International Small Cap Fund

Letter from the Portfolio Managers	49

Global Diversification Chart	51

Schedule of Investments	52

The Oakmark Glossary	59

Trustees and Officers	61

FORWARD-LOOKING STATEMENT DISCLOSURE

One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements". Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "estimate", "may", "will", "expect", "believe", "plan" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

President's Letter

Dear Fellow Shareholders,

The prolonged decline in domestic and international stock markets continued in the second quarter. Broader equity market indexes around the world are now down well over 10% year-to-date. Slowing earnings and economic growth, unsettled credit markets, soaring energy costs and the fear of accelerating inflation have weighed heavily on stock valuations. We, like you, are frustrated by the difficult market environment and by the fact that recent returns fall short of our goal of positive absolute returns.

Credit Market Developments

We are now well into the second year of the credit correction that began last spring. The pain of the credit crunch has been felt across all sectors of the credit markets, and is manifested in high loan charge-offs and scarce credit availability—even for higher quality borrowers. Western economies are clearly slowing under the cumulative impact of these events. Consumers and businesses are spending more conservatively due to high energy prices and the slowing economy. While the major credit problem areas now seem to be well demarcated, we still believe that the fallout from the long period of excessively loose credit standards will take some time to work through.

Despite the cloudy near-term outlook, our nation and economy are still fundamentally strong, and we do not believe that these issues affect the long-term attractiveness of stocks. We are also reassured by the fact that the Federal Reserve and Treasury are intently focused upon providing liquidity and stability to the marketplace, as they did recently for Fannie Mae and Freddie Mac.

The Bear Market Is Official. We Are Now More Optimistic

It is easy to be pessimistic in today's world. We are constantly reminded of the bad news: a slowing economy, the weak dollar, mortgage foreclosures, distressed banks and soaring oil prices that analysts say are destined for the $200 per barrel level... The media's seemingly endless focus on bad economic news encourages this pessimism. This unease is reinforced when investors open their quarterly statements.

We were recently intrigued by the attention given to this year's declines in the U.S. stock market. When the market reached new lows of more than 20% off of last October's market peak, we officially entered "bear market" territory—with great media fanfare. Many observers cited this event as one more reason to be pessimistic about stocks, as if the view in the rear view mirror accurately predicts the road ahead.

Although we are very sober about the challenges facing the economy, we find these circumstances to be cause for optimism. Our bottom-up stock selection process focuses on finding stocks that sell at the largest discounts to value. Lower stock prices enable us to buy stocks of attractive, well-run companies at even more attractive prices than before. Also, the widespread pessimism and constant repetition of bad news suggest that stock prices already reflect the most negative outlooks. We believe market pessimism actually plays to our strengths as stock pickers.

Meet the Other Half of Our Team

Just as it is difficult for fund investors to avoid being swept up in the extremes of investor sentiment in volatile markets, professional investors often have difficulty maintaining proper perspective, too. At Oakmark, our disciplined process and experienced investment team help us take emotion out of the investment process. Even though our portfolio managers write about these issues on a regular basis, you rarely hear from the other team members who are so essential to implementing our investment process: our analysts. At Oakmark, our investment process is research driven and team oriented. Analysts are as important as our portfolio managers to the success of our investment process. Their bottom-up research drives our investment agenda, and the entire investment team—portfolio managers and analysts alike—work together to evaluate the merits of our new investment ideas.

For this reason, our investment process depends on talented, mature and poised analysts who are able to maintain a disciplined and unemotional approach to their work even in difficult markets. Our seasoned analysts have an average of 15 years of experience, and we believe their insight, contacts and investment knowledge give us a competitive edge. While other firms often view the analyst's role as an entry-level position for a newly minted MBA (who probably hasn't been through a bear market) to gain market experience before moving on to become a portfolio manager, we hire experienced career analysts to help us pick stocks. It is also worth noting that research can be a very rewarding pursuit at Oakmark. Ten of our firm's fifteen partners devote their time to analyzing stocks, and analysts rank among the most highly compensated people at our firm. We believe that this structure reinforces disciplined, analytical investing and that it contributes to superior investment performance over time.

Thank you for your continued investment and confidence in The Oakmark Funds. We welcome your comments and questions. You can reach us via e-mail at ContactOakmark@oakmark.com.

John R. Raitt
President and CEO of The Oakmark Funds
President and CEO of Harris Associates L.P.

June 30, 2008

THE OAKMARK FUNDS

Summary Information

Performance for Periods Ended June 30, 2008[1]	The Oakmark Fund—Class I (OAKMX)	The Oakmark Select Fund—Class I (OAKLX)	The Oakmark Equity and Income Fund—Class I (OAKBX)	The Oakmark Global Fund—Class I (OAKGX)
3 Months*	-4.22%	-6.93%	1.40%	-3.31%
1 Year	-19.39%	-29.98%	6.76%	-14.23%
Average Annual Total Return for:
3 Year	0.60%	-4.11%	10.53%	9.69%
5 Year	4.49%	1.51%	11.14%	14.03%
10 Year	3.22%	7.13%	11.17%	N/A
Since inception	13.05% (8/5/91)	12.80% (11/1/96)	13.01% (11/1/95)	13.66% (8/4/99)
Top Five Equity Holdings as of June 30, 2008[2] Company and % of Total Net Assets	Yum! Brands, Inc. 3.3% Schering-Plough Corporation 3.1% Anheuser-Busch Companies, Inc. 3.0% Medtronic, Inc. 2.8% Time Warner Inc. 2.8%	H&R Block, Inc. 8.3% Yum! Brands, Inc. 7.7% Discovery Holding Company, Class A 7.3% Western Union Company 5.2% Liberty Media Holding Corporation- Interactive, Class A 5.0%	XTO Energy, Inc. 5.9% Apache Corporation 3.5% Newfield Exploration Company 3.1% CVS Caremark Corporation 2.9% Nestle SA 2.9%	Neopost SA 4.5% Daiwa Securities Group Inc. 4.4% XTO Energy, Inc. 4.2% Novartis AG 3.8% Snap-on Incorporated 3.7%
Sector Allocation as of June 30, 2008 Sector and % of Market Value	Consumer Discretionary 38.0% Consumer Staples 16.1% Information Technology 15.8% Financials 15.2% Health Care 10.6% Industrials 3.3% Telecommunication Services 1.0%	Consumer Discretionary 55.8% Information Technology 18.6% Financials 16.8% Health Care 8.8%	U.S. Government
Securities 41.5%
Energy 15.4%
Consumer Staples 12.0%
Industrials 11.4%
Consumer
Discretionary 9.4%
Health Care 5.2%
Financials 1.9%
Information
Technology 1.8%
Foreign Government
Securities 1.3%
			Materials 0.1%	Consumer Discretionary 23.8% Information Technology 23.0% Health Care 17.8% Financials 16.6% Industrials 9.2% Energy 6.8% Consumer Staples 2.8%

The performance data quoted represents past performance. The above performance information for the Funds does not reflect the imposition of a 2% redemption fee on shares of all Funds, other than The Oakmark Equity & Income Fund, redeemed within 90 days, in order to deter market timers. If reflected, the fee would reduce the performance quoted. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain current month end performance data, visit oakmark.com.

* Not annualized

THE OAKMARK FUNDS

Performance for Periods Ended June 30, 2008[1]	The Oakmark Global Select Fund—Class I (OAKWX)	The Oakmark International Fund—Class I (OAKIX)	The Oakmark International Small Cap Fund—Class I (OAKEX)
3 Months*	-5.84%	-8.96%	-6.22%
1 Year	-25.88%	-25.55%	-27.15%
Average Annual Total Return for:
3 Year	N/A	5.57%	7.99%
5 Year	N/A	12.26%	17.51%
10 Year	N/A	9.52%	15.05%
Since inception	-6.22% (10/2/06)	10.80% (9/30/92)	11.61% (11/1/95)
Top Five Equity Holdings as of June 30, 2008[2] Company and % of Total Net Assets	Adecco SA 7.1% Daiwa Securities Group Inc. 6.9% Schroders PLC 5.9% Schering-Plough Corporation 5.8% GlaxoSmithKline plc 5.7%	Credit Suisse Group 5.1% Daiwa Securities Group Inc. 4.3% GlaxoSmithKline plc 4.1% Adecco SA 3.7% OMRON Corporation 3.6%	MLP AG 5.5% Neopost SA 4.9% JJB Sports plc 3.9% Duerr AG 3.6% Vitec Group plc 3.2%
Sector Allocation as of June 30, 2008 Sector and % of Market Value	Consumer Discretionary 30.6% Financials 25.1% Health Care 21.3% Information Technology 15.7% Industrials 7.3%	Consumer Discretionary 32.5% Financials 31.8% Information Technology 14.9% Industrials 10.9% Health Care 7.7% Consumer Staples 1.3% Materials 0.9%	Consumer Discretionary 29.7% Industrials 26.9% Financials 17.2% Information Technology 16.5% Consumer Staples 4.9% Materials 3.0% Health Care 1.8%

As of 9/30/07, the expense ratio for Class I shares was 1.01% for The Oakmark Fund, 0.97% for The Oakmark Select Fund, 0.83% for The Oakmark Equity and Income Fund, 1.13% for The Oakmark Global Fund, 1.31% for The Oakmark Global Select Fund, 1.05% for The Oakmark International Fund and 1.34% for The Oakmark International Small Cap Fund.

THE OAKMARK FUNDS

THE OAKMARK AND OAKMARK SELECT FUNDS

At Oakmark, we are long-term investors. We attempt to identify growing businesses that are managed to benefit their shareholders. We will purchase stock in those businesses only when priced substantially below our estimate of intrinsic value. After purchase, we patiently wait for the gap between stock price and intrinsic value to close.

The tale of two markets continued in the second quarter. Commodity prices continued to climb. The price of oil rose another 40% and has now doubled in the past year. Stocks of companies in the oil and gas business, not surprisingly, continued their strong performance. The S&P3 energy sector achieved a 17% increase in value over the past quarter. Moving from the energy producers to the energy consumers, the picture is markedly different. The S&P 500 ex-energy lost 6% in the quarter, bringing its calendar year-to-date loss to 15%. Given the lack of energy exposure in both Oakmark and Oakmark Select, our losses don't look quite as bad as the market, ex-energy. I say that not to excuse the mistake we made avoiding energy stocks, but rather to highlight the cause of those losses. The price of a barrel of oil was $12 at the end of 1998, and during the past ten years it was below $31 as often as it was above. The current price is twelve times the decade's low and over four times the decade's median price. Price increases of that magnitude change behavior. Energy companies have upped spending to increase production, consumer demand for cars that get poor gas mileage has evaporated, and countries that are subsidizing below-market prices for gasoline are now finding that such policies are too expensive to continue. I don't believe current energy prices are supported by long-term supply and demand fundamentals and therefore do not believe energy stock valuations are attractive.

For the past couple of years, explaining why Oakmark and Oakmark Select have trailed the S&P 500 has required writing and talking as much about the stocks we didn't own as those we did own. Several shareholders have responded to this by requesting a report about any one stock we own that more thoroughly explains why we've elected to invest some of your capital in it. I agree that such a report is overdue, and will use the rest of this letter to explain why we've made YUM! Brands the largest position in Oakmark and second largest in Oakmark Select.

YUM! Brands was spun off from Pepsi in 1997 (under its former name, Tricon Global Restaurants). The company owned Pepsi's fast food businesses—Taco Bell, Pizza Hut and KFC. These are three of the largest restaurant chains behind industry leader McDonald's. The stock and the company both performed well until late 1999. Then, earnings disappointed after an expensive Star Wars promotion failed to boost sales as much as was expected. This disappointment occurred at a time when investors only seemed interested in technology stocks, and YUM fell by over 50%. Around this time, we became interested in YUM because of two valuation metrics. First, the stock had fallen so much that it sold at only half the P/E4 ratio of its closest comparable, McDonald's. Second, YUM owned many of its restaurants, and was actively selling them at higher multiples of earnings than its stock sold for. The market was paying less for a franchise royalty income stream than operators were paying for more volatile restaurant earnings. Management was well-respected in the industry, had a lot of its own money invested in the stock, and was using capital from the restaurant sales to repurchase shares. Finally, YUM's growth in units, increased productivity, and surplus cash investments combined to produce a double-digit EPS5 growth forecast in which we were confident. Believing YUM was selling at a discount to value, that its value would grow at an above-average rate and that management would work to maximize per-share value, we purchased the stock in early 2000.

One of the reasons we have become so confident in YUM management is the conservatism they build into their forecasts. Shortly after we purchased the stock, I attended a conference where YUM was presenting. They supported their 10% earnings growth projection by citing the contribution from growth in new units, higher sales at existing units, improved operating margins and a lower tax rate. The total expected growth summed to 14 - 16% per year, yet management would only commit to growing "at least 10%." Some analysts in the audience asked why they were intentionally giving too low a growth forecast. Their answer was "Stuff always happens, and it's never good!" So eight years later, what has happened and why are we still excited to be invested in YUM? Since 2000, YUM was hurt by the SARS outbreak, by the Asian Flu, by contaminated dye from one of KFC's suppliers, by an E-Coli outbreak from onions used at Taco Bell, by a You Tube moment when rats were inside a franchised Taco Bell, and by large price increases for many of the ingredients it uses. But management did not have to cut the earnings growth forecast—net income compounded at a 10% rate. And since excess cash was used to repurchase shares, EPS grew even faster, compounding at 13%.

One of the most exciting changes since we first bought the stock has been the increase in earnings coming from rapid growth countries. In 2000, the overwhelming majority of income came from the United States, and most of the rest was from Europe. We knew Pepsi had spent a great deal of capital developing YUM's emerging markets

THE OAKMARK AND OAKMARK SELECT FUNDS

infrastructure, but it had yet to produce profits. Our analyst's initial report on YUM cited "good international growth potential," but we weren't relying on that to justify our purchase. To us it was a free option. We always try to be in a position where good events have a meaningful probability of occurring, but we don't have to pay for them. Today, a quarter of YUM's profits come from China, where KFC is the leading restaurant company. YUM has added new restaurants in China at a mid-teens annual growth rate, yet their existing units have continued to achieve strong growth. We expect YUM China to continue its rapid growth rate for a long time. In addition, we believe that purchasing power parity suggests that the Chinese Yuan is one of the few currencies that should appreciate versus the dollar. If that happens, then YUM's China earnings will grow even faster when translated into dollars. That's growth we aren't explicitly modeling, so we consider Yuan appreciation to be a free option. Another free option is YUM's new East Dawning chain, fast Chinese food in China. YUM management believes that East Dawning has the opportunity to become "the McDonald's of China." Pizza Hut in India is another free option—with about 100 units it is in a similar position to where KFC China was ten years ago. KFC has also started a venture in Russia and believes that with time, it too could become an important earnings contributor.

Based on expected 2009 earnings, YUM stock sells at only a small premium to the average company. We believe a larger premium is deserved because we expect YUM's established businesses to continue growing much faster than average companies grow. And if any of our free options become valuable—the Yuan, India, Russia, East Dawning, or recovery for U.S. Pizza Hut or KFC—then YUM's growth premium will be even larger.

I highlighted YUM! Brands because the heavier portfolio weighting we've assigned to the stock means that its performance will more heavily influence our Funds' performance than will other holdings. YUM has been a good stock for us, and we believe fundamentals suggest it will continue to be good. Importantly, the thought process that supports our YUM holding is replicated for every stock we own. Each of our holdings is supported by analysis that shows it is an undervalued, growing business managed by people who think and invest like owners. These three criteria, rather than owning whatever has been going up the most, will always be the reason we select the stocks that go in to our portfolios.

William C. Nygren, CFA
Portfolio Manager

oakmx@oakmark.com
oaklx@oakmark.com

June 30, 2008

THE OAKMARK AND OAKMARK SELECT FUNDS

THE OAKMARK FUND

Report from Bill Nygren and Kevin Grant, Portfolio Managers

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK FUND FROM ITS INCEPTION (8/5/91) TO PRESENT (6/30/08) AS COMPARED TO THE STANDARD & POOR'S 500 INDEX3 (UNAUDITED)

		Average Annual Total Returns (as of 6/30/08)
(Unaudited)	Total Return Last 3 Months*	1-year	5-year	10-year	Since Inception (8/5/91)
Oakmark Fund (Class I)	-4.22%	-19.39%	4.49%	3.22%	13.05%
S&P 500	-2.73%	-13.12%	7.58%	2.88%	9.52%
Dow Jones Average[6]	-6.85%	-13.28%	7.19%	4.52%	10.68%
Lipper Large Cap Value Index[7]	-3.40%	-16.52%	7.82%	3.45%	9.23%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The expense ratio for Class I shares as of 9/30/07 was 1.01%.

The performance data quoted represents past performance. The above performance information for the Fund does not reflect the imposition of a 2% redemption fee on shares redeemed within 90 days, in order to deter market timers. If reflected, the fee would reduce the performance quoted. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain most recent month-end performance data, visit oakmark.com.

* Not annualized

The Oakmark Fund fell 4% last quarter, bringing the six month loss to 11%. Most holdings contributed to that decline as evidenced by the S&P 500's 12% year-to-date decline. Our biggest losses came from financial companies, which were down across the board, largely due to continued concern about home mortgages. Washington Mutual, Citigroup, Merrill Lynch, Capital One and new holding Bank of America (rationale at oakmark.com) dominated our list of worst contributors. We continue to believe that investors in both the bond and stock markets are overestimating, and overly focusing on, mortgage losses rather than focusing on how cheap these stocks are relative to their potential earnings after mortgage losses return to normal.

Switching to our positive contributors, we had greater than 30% gains in Anheuser-Busch, Schering-Plough and Sprint Nextel. Anheuser attracted acquisition interest from another of our holdings, InBev. At the right price, we believe an acquisition would be in the interests of both sets of shareholders. Schering recovered as fears of a collapse in cholesterol drug Vytorin proved overblown. Sprint rebounded on business restructuring, acquisition interest, and higher sales of a hot phone. During the quarter we sold three strong performers, AFLAC, Covidien, and our remaining shares of Conoco Phillips, because at higher prices they no longer appeared significantly undervalued. We also sold Sun Microsystems due to diminished confidence in continued sales and earnings growth. Last, we purchased shares of Walgreen.

Walgreen (WAG – $33)

WAG is the nation's largest drugstore operator. It has always been viewed, correctly in our opinion, as a great business. Earnings per share have compounded at more than 16% annually for the past decade. The consistency of its growth is unrivaled, with earnings and dividend increases every year since 1975. Given that track record, it is no surprise that WAG always sold at too high a P/E ratio for us to call it a bargain. In fact, in 2000, WAG sold at $46 while earning only 74¢ per share, a P/E4 ratio of over 60 times. In 2006, after earnings more than doubled to $1.72, the stock hit $52—just over 30 times earnings. Today, the soft retail environment has slowed growth, but WAG's best-in-class stores continue to gain market share. We expect earnings for calendar 2009 to be about $2.60, so at $33 the stock is priced at less than 13 times our forecast. At that price, if WAG is the superior business we believe it is, it is a very attractive investment.

William C. Nygren, CFA Portfolio Manager oakmx@oakmark.com	Kevin G. Grant, CFA Portfolio Manager oakmx@oakmark.com

June 30, 2008

THE OAKMARK FUND

THE OAKMARK FUND

Schedule of Investments—June 30, 2008 (Unaudited)

Name	Shares Held	Value
Common Stocks—95.4%
Apparel Retail—1.7%
Limited Brands	3,814,647	$64,276,802
Broadcasting & Cable TV—5.0%
Liberty Media Corp. - Entertainment (a)	3,398,680	$82,350,017
Comcast Corporation, Class A	4,000,000	75,040,000
Discovery Holding Company, Class A (a)	1,540,140	33,821,474
		191,211,491
Catalog Retail—1.4%
Liberty Media Holding Corporation - Interactive, Class A (a)	3,699,850	$54,609,786
Computer & Electronics Retail—2.5%
Best Buy Co., Inc.	2,419,400	$95,808,240
Department Stores—2.2%
Kohl's Corporation (a)	2,076,900	$83,159,076
Home Improvement Retail—1.8%
The Home Depot, Inc.	2,881,500	$67,484,730
Household Appliances—2.0%
The Black & Decker Corporation	1,350,000	$77,638,500
Housewares & Specialties—2.2%
Fortune Brands, Inc.	1,350,000	$84,253,500
Motorcycle Manufacturers—1.7%
Harley-Davidson, Inc.	1,762,000	$63,890,120
Movies & Entertainment—7.8%
Time Warner, Inc.	7,147,700	$105,785,960
The Walt Disney Company	3,000,000	93,600,000
Viacom, Inc., Class B (a)	2,739,745	83,671,812
Liberty Media Holding Corporation - Capital, Class A (a)	949,670	13,675,248
		296,733,020
Restaurants—5.7%
Yum! Brands, Inc.	3,564,000	$125,060,760
McDonald's Corporation	1,594,000	89,614,680
		214,675,440
Specialized Consumer Services—2.6%
H&R Block, Inc.	4,558,600	$97,554,040
Brewers—4.8%
Anheuser-Busch Companies, Inc.	1,850,000	$114,922,000
InBev NV (b) (d)	1,000,000	69,140,990
		184,062,990

THE OAKMARK FUND

THE OAKMARK FUND

Schedule of Investments—June 30, 2008 (Unaudited) cont.

Name	Shares Held	Value
Common Stocks—95.4% (cont.)
Distillers & Vintners—2.0%
Diageo Plc (c)	1,021,000	$75,421,270
Drug Retail—1.0%
Walgreen Co.	1,200,000	$39,012,000
Hypermarkets & Super Centers—2.5%
Wal-Mart Stores, Inc.	1,700,000	$95,540,000
Packaged Foods & Meats—5.0%
General Mills, Inc.	1,556,000	$94,558,120
H.J. Heinz Company	1,950,000	93,307,500
		187,865,620
Asset Management & Custody Banks—1.8%
Bank of New York Mellon Corporation	1,839,630	$69,593,203
Consumer Finance—1.9%
Capital One Financial Corporation	1,900,000	$72,219,000
Diversified Banks—1.9%
U.S. Bancorp	2,650,000	$73,908,500
Investment Banking & Brokerage—2.5%
Merrill Lynch & Co., Inc.	1,700,000	$53,907,000
Morgan Stanley	1,100,000	39,677,000
		93,584,000
Other Diversified Financial Services—4.9%
JPMorgan Chase & Co.	2,200,000	$75,482,000
Citigroup, Inc.	4,500,000	75,420,000
Bank of America Corp.	1,400,000	33,418,000
		184,320,000
Thrifts & Mortgage Finance—1.1%
Washington Mutual, Inc.	8,837,300	$43,567,889
Health Care Equipment—2.8%
Medtronic, Inc.	2,050,000	$106,087,500
Pharmaceuticals—7.3%
Schering-Plough Corporation	5,901,135	$116,193,348
GlaxoSmithKline plc (b)	2,000,000	88,440,000
Bristol-Myers Squibb Company	3,600,000	73,908,000
		278,541,348
Air Freight & Logistics—2.0%
FedEx Corp.	950,000	$74,850,500

THE OAKMARK FUND

THE OAKMARK FUND

Schedule of Investments—June 30, 2008 (Unaudited) cont.

Name	Shares Held	Value
Common Stocks—95.4% (cont.)
Industrial Conglomerates—1.2%
Tyco International, Ltd. (c)	1,139,500	$45,625,580
Communications Equipment—1.5%
Cisco Systems, Inc. (a)	2,500,000	$58,150,000
Computer Hardware—4.4%
Dell Inc. (a)	4,100,000	$89,708,000
Hewlett-Packard Company	1,725,000	76,262,250
		165,970,250
Data Processing & Outsourced Services—1.7%
Western Union Company	2,575,000	$63,654,000
Electronic Manufacturing Services—0.6%
Tyco Electronics, Ltd. (c)	639,500	$22,906,890
Office Electronics—1.9%
Xerox Corporation	5,272,400	$71,493,744
Semiconductors—5.0%
Intel Corporation	4,700,000	$100,956,000
Texas Instruments Incorporated	3,200,000	90,112,000
		191,068,000
Wireless Telecommunication Services—1.0%
Sprint Nextel Corporation	3,903,000	$37,078,500
Total Common Stocks (Cost: $3,253,401,577)		3,625,815,529

THE OAKMARK FUND

THE OAKMARK FUND

Schedule of Investments—June 30, 2008 (Unaudited) cont.

Name	Par Value	Value
Short Term Investment—5.1%
Repurchase Agreement—5.1%
Fixed Income Clearing Corp. Repurchase Agreement, 2.30% dated 6/30/2008 due 7/1/2008, repurchase price $191,219,830, collateralized by a Federal Home Loan Mortgage Corp. Bond, with a rate of 6.625%, with a maturity of 9/15/2009, and with an aggregate market value of $53,062,500, and by Federal National Mortgage Association Bonds, with rates of 5.570% - 6.375%, with maturities from 6/15/2009 - 2/13/2023, with an aggregate market value of $141,973,025	$191,207,614	$191,207,614
Total Repurchase Agreement (Cost: $191,207,614)		191,207,614
Total Investments (Cost: $3,444,609,191)—100.5%		$3,817,023,143
Liabilities In Excess of Other Assets—(0.5)%		(17,644,652)
Total Net Assets—100%		$3,799,378,491

(a) Non income-producing security.

(b) Represents a foreign domiciled corporation.

(c) Represents an American Depositary Receipt.

(d) Market value is determined in accordance with procedures established in good faith by the board of trustees.

THE OAKMARK FUND

THE OAKMARK SELECT FUND

Report from Bill Nygren and Henry Berghoef, Portfolio Managers

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK SELECT FUND FROM ITS INCEPTION (11/1/96) TO PRESENT (6/30/08) AS COMPARED TO THE STANDARD & POOR'S 500 INDEX3 (UNAUDITED)

		Average Annual Total Returns (as of 6/30/08)
(Unaudited)	Total Return Last 3 Months*	1-year	5-year	10-year	Since Inception (11/1/96)
Oakmark Select Fund (Class I)	-6.93%	-29.98%	1.51%	7.13%	12.80%
S&P 500	-2.73%	-13.12%	7.58%	2.88%	7.01%
Lipper Multi-Cap Value Index[8]	-2.88%	-19.23%	7.64%	4.47%	7.35%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The expense ratio for Class I shares as of 9/30/07 was 0.97%.

The performance data quoted represents past performance. The above performance information for the Fund does not reflect the imposition of a 2% redemption fee on shares redeemed within 90 days, in order to deter market timers. If reflected, the fee would reduce the performance quoted. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain most recent month-end performance data, visit oakmark.com.

* Not annualized

The Oakmark Select Fund lost 7% last quarter bringing its year-to-date loss to 14%. The year-to-date loss is largely explained by the S&P 500's 12% decline. In addition, we continue to have no exposure to energy, a sector which massively outperformed, gaining 17% in the quarter. As highlighted in the introductory letter, we believe current energy prices are unsustainable, and therefore believe non-energy businesses are better values. We were also hurt by our financial services exposure. As shown by our positions in Washington Mutual, Capital One, Morgan Stanley and JPMorgan, we believe financials offer very attractive returns from depressed levels. Those levels became even more depressed last quarter as all of our financial stocks suffered double-digit losses. These declines overshadowed a rebound for Western Union, whose money transfer business recovered from government efforts last year to stop illegal immigrants from sending money back home.

During the quarter we bought Schering-Plough, bringing our total number of stocks back up to twenty. A highly publicized medical panel painted a negative picture about one of Schering's most important drugs, Vytorin. The stock fell so sharply that it was selling below 60% of our business value estimate even with Vytorin valued at zero. The rebound in Schering stock after prescription data failed to reflect the panel's negative view made it our Fund's best performer. We also sold our Home Depot shares to purchase Best Buy. Though we are positive on both, the swap took advantage of Home Depot's better stock performance this year and captured a tax-loss. Best Buy is the leader in consumer electronics retailing, one of the few categories where innovation and price declines consistently make products more compelling. Who would have guessed that a digital camera that has more features than any on the market three years ago would now be available for less than the cost of a barrel of oil! We believe that such values will continue to increase demand for electronic gadgets and that Best Buy is positioned to benefit.

The past year has been an extremely difficult one, especially for our fellow shareholders. A doubling in the price of energy combined with massive mortgage losses was not what we envisioned, and is not consistent with our estimates of long-term earnings power or business values. It may feel uncomfortable being positioned opposite such strong price momentum, but great investment opportunities only look easy in hindsight. We believe that looking back, today will be viewed as a great opportunity.

William C. Nygren, CFA Portfolio Manager oaklx@oakmark.com	Henry R. Berghoef, CFA Portfolio Manager oaklx@oakmark.com

June 30, 2008

THE OAKMARK SELECT FUND

THE OAKMARK SELECT FUND

Schedule of Investments—June 30, 2008 (Unaudited)

Name	Shares Held	Value
Common Stocks—93.3%
Apparel Retail—4.3%
Limited Brands	7,580,981	$127,739,530
Broadcasting & Cable TV—11.7%
Discovery Holding Company, Class A (a)	9,909,500	$217,612,620
Comcast Corporation, Class A	6,950,000	130,382,000
		347,994,620
Catalog Retail—5.0%
Liberty Media Holding Corporation - Interactive, Class A (a)	10,000,000	$147,600,000
Computer & Electronics Retail—3.2%
Best Buy Co., Inc.	2,400,000	$95,040,000
Movies & Entertainment—8.1%
Time Warner, Inc.	8,617,000	$127,531,600
Viacom, Inc., Class B (a)	3,675,000	112,234,500
		239,766,100
Restaurants—11.5%
Yum! Brands, Inc.	6,465,000	$226,856,850
McDonald's Corporation	2,028,000	114,014,160
		340,871,010
Specialized Consumer Services—8.3%
H&R Block, Inc.	11,519,600	$246,519,440
Consumer Finance—3.8%
Capital One Financial Corporation	3,010,600	$114,432,906
Investment Banking & Brokerage—3.5%
Morgan Stanley	2,850,000	$102,799,500
Other Diversified Financial Services—3.5%
JPMorgan Chase & Co.	2,994,000	$102,724,140
Thrifts & Mortgage Finance—4.8%
Washington Mutual, Inc.	29,203,828	$143,974,872
Pharmaceuticals—8.2%
Bristol-Myers Squibb Company	6,310,200	$129,548,406
Schering-Plough Corporation	5,782,954	113,866,364
		243,414,770
Computer Hardware—3.8%
Dell Inc. (a)	5,113,000	$111,872,440
Data Processing & Outsourced Services—5.2%
Western Union Company	6,265,400	$154,880,688

THE OAKMARK SELECT FUND

THE OAKMARK SELECT FUND

Schedule of Investments—June 30, 2008 (Unaudited) cont.

Name	Shares Held/ Par Value	Value
Common Stocks—93.3% (cont.)
Office Electronics—3.9%
Xerox Corporation	8,546,400	$115,889,184
Semiconductors—4.5%
Intel Corporation	6,147,000	$132,037,560
Total Common Stocks (Cost: $2,555,865,248)		2,767,556,760
Short Term Investments—6.7%
Government and Agency Securities—2.2%
Federal Home Loan Bank, 0.00%, due 7/7/2008 (b)	$50,000,000	$49,982,334
Federal Home Loan Bank, 0.00%, due 7/25/2008 (b)	16,000,000	15,976,533
		65,958,867
Repurchase Agreement—4.5%
Fixed Income Clearing Corp. Repurchase Agreement, 2.30% dated 6/30/2008 due 7/01/2008, repurchase price $132,691,646, collateralized by Federal National Mortgage Association Bond, with a rate of 5.57%, with a maturity of 2/13/2023, and with an aggregate market value of $135,340,644	$132,683,169	$132,683,169
Total Repurchase Agreement (Cost: $132,683,169)		132,683,169
Total Short Term Investments (Cost: $198,642,036)		198,642,036
Total Investments (Cost: $2,754,507,284)—100.0%		$2,966,198,796
Liabilities In Excess of Other Assets—(0.0)%		(1,222,262)
Total Net Assets—100%		$2,964,976,534

(a) Non income-producing security.

(b) Zero Coupon Bond.

THE OAKMARK SELECT FUND

THE OAKMARK EQUITY AND INCOME FUND

Report from Clyde S. McGregor and Edward A. Studzinski, Portfolio Managers

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK EQUITY AND INCOME FUND FROM ITS INCEPTION (11/1/95) TO PRESENT (6/30/08) AS COMPARED TO THE LIPPER BALANCED FUND INDEX9 (UNAUDITED)

		Average Annual Total Returns (as of 6/30/08)
(Unaudited)	Total Return Last 3 Months *	1-year	5-year	10-year	Since Inception (11/1/95)
Oakmark Equity & Income Fund (Class I)	1.40%	6.76%	11.14%	11.17%	13.01%
Lipper Balanced Fund Index	-1.07%	-5.58%	7.07%	4.49%	7.20%
S&P 500[3]	-2.73%	-13.12%	7.58%	2.88%	8.21%
Lehman Govt./ Corp. Bond[10]	-1.51%	7.24%	3.58%	5.69%	6.05%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The expense ratio for Class I shares as of 9/30/07 was 0.83%.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain most recent month-end performance data, visit oakmark.com.

* Not annualized

"What good is hay to a dead horse?"

Filipino aphorism

The Equity and Income Fund achieved a return of 1% in the quarter ended June 30, 2008, which contrasts to the -1% reported by Lipper for its Balanced Fund Index. For the 2008 calendar year, the comparison is 2% for the Fund and -6% for the Lipper Balanced Fund Index. We are pleased to report a return of 13% compounded annually since the inception of the Equity and Income Fund. Strong contributors to performance during the quarter were SAFECO Corporation (being acquired by Liberty Mutual); Walter Industries (continued strong demand for metallurgical coal); Newfield Exploration (increase in proven reserves and pricing of natural gas); XTO Corporation (strong results and a major reserve acquisition); EnCana Corporation (solid fundamental results and a corporate reorganization announcement); Apache Corporation (strong demand for oil); and Mentor Graphics (an acquisition target). Stocks that detracted from this quarter's returns were Ingersoll-Rand (loss of key financial person); Nestle (overall market weakness); InBev (announcement of a large potentially dilutive acquisition); DIAGEO (perceived concern about consumer downtrading in spirits); and News Corporation (possible valuation issues on internet businesses).

Portfolio activity was in-line with earlier trends, given equity turnover under 33% for the quarter. We eliminated First American Corporation from the portfolio because its core business continued to deteriorate. We also sold InBev because we were concerned about the management's merger and acquisition strategy. We initiated new positions in Best Buy, Carnival Corporation, ITT Corporation, Rockwell Collins and Tyco Electronics. Rockwell Collins has been in the portfolio before. It is a well run business managed by a team that we respect, so we were glad to have the opportunity to purchase the stock again when it fell to a level that we considered attractive. Because we have already generated capital gains this year, we have continued to use interest rate volatility as well as overall market volatility to manage our tax position.

We have maintained the status quo in the fixed income portion of the portfolio, with the duration presently at 2.5 and the average maturity at 2.8. We confess that we currently spend much of our time focusing on the fixed income portfolio. We have had difficulty finding attractively valued high-yield securities because the potential returns so often are dwarfed by the credit and liquidity risks in today's market. Government securities are increasingly suspect because of the likelihood of inflation. Thus, when faced with a lack of attractive choices, we have basically elected to do nothing. As Blaise Pascal, the French mathematician and philosopher, once said, "All of man's problems stem from an inability to sit quietly in one room." For the time being, we are sitting quietly

THE OAKMARK EQUITY AND INCOME FUND

in that one room at least in regards to the fixed income portfolio.

What's a Commodity?

A commodity is often defined as an article or a raw material that can be bought or sold. In the current environment, much has been made of the rapid rise in energy prices, as well as other raw materials, leading some to claim that we are now in a "commodity bubble." This constant focus on a "commodity bubble" ignores reality. As our friend Stephanie Pomboy of MacroMavens points out, at present the entire market capitalization of investable commodities is around $250B, which is considerably less than the $850B increase in corporate profits over the past few years. Indeed, from the 2001 market low to the 2006 peak, the gain in profits in the financial sphere over the same period was 101%. Of course, the fact that many of those profits have turned out to be on paper and not sustainable is another inconvenient truth. From our perspective, the real bubble appears to have been in corporate earnings, especially in financial services.

Another distinction between the commodities price rise and historic bubbles is that most, if not all, of the companies that sell raw material commodities—such as oil and gas, coal, potash, and iron ore companies, to name but a few—are real businesses with real balance sheets underpinned by tangible hard assets, cash flow, and corporate histories. Many speculative bubbles, whether of tulips or the dot-com companies, were often driven by business "concepts" that at best would achieve earnings and positive cash flows in the far distant future.

In addition, commodities businesses are subject to the underlying supply and demand for the germane commodity. And therein lies the rub, we think. If you are a U.S.-centric investor, who believes that the U.S. primarily dictates the demand for commodities and who believes that the U.S. dollar serves as a reserve currency, then you believe that a slowdown in the U.S. economy will cause a sharp decline in demand for commodities, especially oil and gas. This view ignores the fact that many of the developing nations, especially in Asia, now trade with each other more than they do with the U.S. To put this in perspective: the Chinese purchase about two-thirds of the number of cars sold in the U.S. every year, but the number of cars per thousand of population in China is 3% of that of the U.S. As that percentage rises (and it will), the demand for oil and gasoline in China will also continue to rise inexorably. Of course, the favorite argument of our elected leaders in Congress is that this is all the fault of evil speculators driving up the price of energy. Unfortunately, this argument ignores a few more inconvenient truths. One, the futures market in commodities—where all of this supposed speculation is taking place—is a zero-sum game. That is, for someone to win in his speculation, someone else has to lose. Two, commodities that have no futures markets, such as iron ore, metallurgical coal, and certain agricultural products, have seen their prices go up as much, if not more, than those commodities that do trade on a futures market. This is because the demand for these commodities has far outstripped the supply, resulting in higher prices. As has been obvious for more than two years now, the supply-demand picture for oil has roughly been in balance, which means it assumed no growth in the world economy. However, to match the growth in demand that is actually occurring, the world needs to produce a few million more barrels of oil a day, which is not possible at present. Even if demand in the developed world drops substantially, according to a recent report from the International Energy Agency in Paris that drop will be offset by an increase in demand of 3.7% a year from 2008 to 2013. Indeed, that same report indicated that China, with continued IMF predictions of double-digit economic growth for the foreseeable future, will sop up roughly a third of the demand increase in that same 2008 to 2013 period. There is also another issue that our leaders want to ignore, which is that oil is currently priced in U.S. dollars. A decent portion of the recent rise in energy costs in this country is due to the major decline in the value of the U.S. dollar vis-à-vis other currencies. Thus, without some major changes in this country's energy situation, it seems logical then that the rising energy price will permanently erode the standard of living of the average U.S. citizen.

What does this mean about what we continue to own in your Fund? We have talked about our ideal security purchase in the past. Specifically, we prefer companies with business values that compound at a far greater rate than their share prices, which means that we own a stock that we will never have to sell as long as that continues to be the case. In the instance of XTO, that company's business value has compounded at a far greater rate than any other investment in this Fund's history. Its current share price relative to business value per share makes it far closer to a purchase than a sale at this point. Moreover, almost all of our energy investments emphasize North American natural gas rather than oil. Historically there has been a pricing relationship based on thermal (BTU) content of a barrel of oil versus 1 MCF of natural gas that has ranged between 8 and 9 times (and for argument's sake we will assume 8.5). Accordingly, with the price of oil at $130, the price of natural gas per MCF should be in excess of $15 per MCF. At current prices, we have some degree of comfort that the commodity of natural gas is not overvalued. XTO, EnCana, Apache, and Newfield Exploration are companies that have large reserves and discoveries of natural gas in politically stable areas, whose stock prices have not plateaued at their business value sell targets.

Who Really Won The Cold War?

We also receive many inquiries these days about our lack of enthusiasm for financial stocks. Frankly, this puzzles us as we have been—and continue to be—committed to investing in the financial services area. However, we only invest with companies that have sensible business models, accurate and comprehensible accounting systems, and we believe intelligent and ethical management teams whom we trust. This bias has generally led us to invest in the property and casualty insurance area. Even though this portion of the sector has commodity-like aspects, we have nonetheless found more transparency in the balance sheets and business models of these companies than from other financial services companies. Because the Equity and Income Fund is intended to be the most risk-averse Fund

THE OAKMARK EQUITY AND INCOME FUND

in our fund family, we have chosen to invest in financial services sectors that we perceive to have less business volatility (or in the case of catastrophe reinsurance, volatility driven by natural disasters rather than self-inflicted ones). We have been particularly wary about investing in companies with unquantifiable liabilities. Admittedly, current share prices have piqued our interest in financial services companies outside of the property and casualty insurance industry. We continue to monitor the sector on a daily basis. We hope to find one or two companies that meet our criteria and are underpinned by solid business values.

Where The Heck Are We?

At the end of this quarter, 53.4% of the Equity and Income Fund was in equities, 40.4% in fixed income, and the balance was held in cash. We continue to search for undervalued securities, both equities and fixed income, in which to invest. In recent weeks some equity sectors have provided glimmers of opportunity coupled with warnings of profit weakness for the second half of the year. The U.S. consumer also seems, from our perspective, to be in a retrenching phase, buying only the necessities of life and deferring all else. As we emphasize that investing is an ongoing, long-term process, rather than a blind grasp for short-term performance results, we suspect that we will soon have a chance to upgrade the portfolio to some high quality businesses at valuations that we have not seen in a long time. We recognize that we may be early in many of these investments, which is the nature of our process. That said, we remain comfortable waiting for situations that fit our value criteria so that we can ultimately invest in positions that we believe provide us with superior long-term opportunities. As we often say, in terms of investment ideas, all we need is to find one or two really good ones a year, while hopefully avoiding the traps that have recently been the bane of many value investors. Our focus and competitive advantage is our long-term time horizon and attention to business valuation. The portfolio is still defensively postured. Given that our perspective is that out-sized, risk-adjusted returns seem to be beyond the horizon, this defensive posture will most likely continue a bit longer. Should opportunities present themselves that warrant a different response, we will react accordingly. We shall write to you again at the conclusion of the next quarter.

Clyde S. McGregor, CFA Portfolio Manager oakbx@oakmark.com	Edward A. Studzinski, CFA Portfolio Manager oakbx@oakmark.com

June 30, 2008

THE OAKMARK EQUITY AND INCOME FUND

THE OAKMARK EQUITY AND INCOME FUND

Schedule of Investments—June 30, 2008 (Unaudited)

Name	Shares Held	Value
Equity and Equivalents—53.4%
Common Stocks—53.4%
Apparel Retail—1.2%
The TJX Companies, Inc.	2,813,000	$88,525,110
Foot Locker, Inc.	7,050,000	87,772,500
		176,297,610
Apparel, Accessories & Luxury Goods—0.1%
Carter's, Inc. (a)	1,033,500	$14,282,970
Automobile Manufacturers—0.3%
Thor Industries, Inc.	2,250,000	$47,835,000
Broadcasting & Cable TV—3.3%
The E.W. Scripps Company, Class A	6,208,000	$257,880,320
DISH Network Corp. (a)	8,002,500	234,313,200
		492,193,520
Computer & Electronics Retail—0.5%
Best Buy Co., Inc.	2,000,000	$79,200,000
Home Furnishings—1.4%
Mohawk Industries, Inc. (a)	3,320,000	$212,812,000
Hotels, Resorts & Cruise Lines—0.4%
Carnival Corp. (b)	1,800,000	$59,328,000
Movies & Entertainment—0.3%
News Corporation, Class B	3,405,200	$52,269,820
Publishing—1.3%
The Washington Post Company, Class B	315,200	$184,990,880
Primedia, Inc.	234,800	1,094,168
Idearc, Inc.	354,800	833,780
		186,918,828
Distillers & Vintners—2.0%
Diageo Plc (c)	3,977,000	$293,780,990
Drug Retail—2.9%
CVS Caremark Corporation	11,000,000	$435,270,000
Packaged Foods & Meats—2.9%
Nestle SA (c) (g)	3,783,000	$426,200,346
Personal Products—1.3%
Avon Products, Inc.	5,548,500	$199,856,970
Tobacco—2.1%
UST, Inc.	5,857,500	$319,878,075

THE OAKMARK EQUITY AND INCOME FUND

THE OAKMARK EQUITY AND INCOME FUND

Schedule of Investments—June 30, 2008 (Unaudited) cont.

Name	Shares Held	Value
Equity and Equivalents—53.4% (cont.)
Common Stocks—53.4% (cont.)
Oil & Gas Exploration & Production—14.5%
XTO Energy, Inc.	12,805,572	$877,309,738
Apache Corporation	3,734,500	519,095,500
Newfield Exploration Co. (a)	7,203,000	469,995,750
EnCana Corp. (b)	3,250,000	295,522,500
		2,161,923,488
Property & Casualty Insurance—0.7%
SAFECO Corporation	1,500,000	$100,740,000
Reinsurance—0.9%
PartnerRe, Ltd. (b)	2,000,000	$138,260,000
Health Care Distributors—0.3%
Advanced Medical Optics, Inc. (a)	2,250,000	$42,165,000
Health Care Equipment—3.9%
Medtronic, Inc.	6,693,000	$346,362,750
Hospira, Inc. (a)	6,000,000	240,660,000
		587,022,750
Health Care Services—0.2%
Express Scripts, Inc. (a)	524,500	$32,896,640
Life Sciences Tools & Services—0.5%
Varian, Inc. (a)	1,409,400	$71,963,964
Aerospace & Defense—4.5%
General Dynamics Corporation	4,559,000	$383,867,800
Alliant Techsystems, Inc. (a)	1,285,200	130,679,136
Rockwell Collins, Inc.	2,300,000	110,308,000
Raytheon Company	1,000,000	56,280,000
		681,134,936
Industrial Conglomerates—1.8%
Walter Industries, Inc.	2,425,700	$263,843,389
Industrial Machinery—4.3%
ITT Corporation	4,800,000	$303,984,000
Ingersoll-Rand Co., Class A	6,000,000	224,580,000
Pentair, Inc.	1,633,142	57,192,633
Mueller Water Products, Inc., Class B	6,000,000	51,240,000
		636,996,633
Marine—0.1%
Kirby Corporation (a)	353,296	$16,958,208

THE OAKMARK EQUITY AND INCOME FUND

THE OAKMARK EQUITY AND INCOME FUND

Schedule of Investments—June 30, 2008 (Unaudited) cont.

Name	Shares Held/ Par Value		Value
Equity and Equivalents—53.4% (cont.)
Common Stocks—53.4% (cont.)
Application Software—0.3%
Mentor Graphics Corporation (a)		3,189,718	$50,397,544
Communications Equipment—0.7%
EchoStar Corp. (a)		3,234,728	$100,988,208
Computer Hardware—0.3%
Teradata Corporation (a)		1,757,600	$40,670,864
Electronic Manufacturing Services—0.4%
Tyco Electronics, Ltd. (b)		1,809,100	$64,801,962
Total Common Stocks (Cost: $5,884,141,758)			7,986,887,715
Total Equity and Equivalents (Cost: $5,884,141,758)			7,986,887,715
Fixed Income—40.4%
Corporate Bonds—0.3%
Automobile Manufacturers—0.2%
Toyota Motor Credit Corp., 5.50%, due 9/22/2011		15,000,000	$15,037,830
Toyota Motor Credit Corp., 4.00%, due 6/25/2010		15,000,000	14,991,330
			30,029,160
Paper Packaging—0.1%
Sealed Air Corporation, 144A, 5.625%, due 7/15/2013 (d)		19,400,000	$18,743,329
Total Corporate Bonds (Cost: $49,654,015)			48,772,489
Government and Agency Securities—40.1%
Canadian Government Bonds—0.8%
Canadian Government, 4.25%, due 9/1/2008	CAD	125,000,000	$122,879,278
France Government Bonds—0.4%
France Government, 3.00%, due 7/25/2012 , Inflation Indexed	EUR	33,280,128	$54,510,094
U.S. Government Agencies—8.8%
Federal National Mortgage Association, 3.75%, due 6/10/2011		$100,000,000	$100,090,100
Federal Home Loan Mortgage Corporation, 2.75%, due 4/11/2011		100,000,000	98,570,300
Federal Farm Credit Bank, 2.371%, due 2/22/2012 (e)		97,000,000	96,689,212

THE OAKMARK EQUITY AND INCOME FUND

THE OAKMARK EQUITY AND INCOME FUND

Schedule of Investments—June 30, 2008 (Unaudited) cont.

Name	Par Value	Value
Fixed Income—40.4% (cont.)
Government and Agency Securities—40.1% (cont.)
U.S. Government Agencies—8.8% (cont.)
Tennessee Valley Authority, 6.79%, due 5/23/2012	$58,730,000	$64,716,290
Federal National Mortgage Association, 4.20%, due 6/8/2009	50,000,000	50,611,250
Federal Home Loan Mortgage Corporation, 5.35%, due 11/14/2011	50,000,000	50,341,350
Federal National Mortgage Association, 4.00%, due 7/7/2011	50,000,000	50,330,000
Federal Home Loan Mortgage Corporation, 4.50%, due 6/12/2013	50,000,000	50,297,150
Federal National Mortgage Association, 3.25%, due 2/10/2010	50,000,000	50,172,200
Federal Home Loan Mortgage Corporation, 3.25%, due 2/25/2011	50,000,000	49,731,000
Federal Home Loan Bank, 3.25%, due 3/11/2011	50,000,000	49,691,900
Federal Farm Credit Bank, 2.75%, due 5/4/2010	50,000,000	49,670,300
Federal National Mortgage Association, 3.00%, due 4/1/2011	50,000,000	49,096,600
Federal Farm Credit Bank, 2.25%, due 7/1/2010	50,000,000	49,038,850
Federal National Mortgage Association, 5.00%, due 10/15/2010	48,500,000	48,780,524
Federal National Mortgage Association, 5.30%, due 8/6/2009	48,500,000	48,607,670
Federal Farm Credit Bank, 3.15%, due 5/19/2011	35,000,000	34,630,120
Federal National Mortgage Association, 5.125%, due 11/2/2012	25,000,000	25,595,950
Federal Home Loan Bank, 4.75%, due 12/12/2014	25,000,000	25,531,625
Federal Home Loan Bank, 3.50%, due 11/3/2009	25,000,000	25,167,025
Federal Farm Credit Bank, 4.25%, due 4/15/2013	25,000,000	24,902,575
Federal Home Loan Bank, 4.50%, due 6/9/2010	24,250,000	24,829,284
Federal Home Loan Mortgage Corp., 5.05%, due 10/15/2010	24,250,000	24,398,628
Federal Farm Credit Bank, 4.92%, due 1/11/2010	19,400,000	19,977,266
Federal Farm Credit Bank, 2.75%, due 11/20/2009	15,000,000	14,970,960
Federal Home Loan Bank, 4.50%, due 5/12/2010	14,550,000	14,895,257
Federal Farm Credit Bank, 5.15%, due 7/20/2009	10,216,000	10,452,582
Federal Farm Credit Bank, 5.25%, due 7/16/2010	9,700,000	10,077,281
Federal Home Loan Bank, 4.54%, due 7/6/2010	9,700,000	9,941,006
Tennessee Valley Authority, 4.375%, due 6/15/2015	10,000,000	9,904,720
Tennessee Valley Authority, 5.625%, due 1/18/2011	8,721,000	9,165,623
Federal Farm Credit Bank, 5.28%, due 8/16/2013	7,500,000	7,871,715

THE OAKMARK EQUITY AND INCOME FUND

THE OAKMARK EQUITY AND INCOME FUND

Schedule of Investments—June 30, 2008 (Unaudited) cont.

Name	Par Value	Value
Fixed Income—40.4% (cont.)
Government and Agency Securities—40.1% (cont.)
U.S. Government Agencies—8.8% (cont.)
Federal Farm Credit Bank, 4.85%, due 12/16/2009	$6,305,000	$6,472,801
Federal Farm Credit Bank, 5.125%, due 6/6/2011	5,435,000	5,667,178
Federal Home Loan Bank, 5.25%, due 9/12/2014	5,000,000	5,244,540
Federal Farm Credit Bank, 5.10%, due 8/9/2011	4,850,000	5,053,365
Federal Farm Credit Bank, 4.75%, due 5/7/2010	4,850,000	4,988,870
Federal Home Loan Bank, 4.75%, due 12/11/2009	4,850,000	4,970,290
Federal Farm Credit Bank, 4.90%, due 9/2/2009	4,850,000	4,960,750
Federal Farm Credit Bank, 4.125%, due 7/17/2009	4,850,000	4,910,678
Federal Farm Credit Bank, 2.313%, due 7/29/2009 (e)	4,850,000	4,843,807
Federal Farm Credit Bank, 4.85%, due 3/9/2011	4,322,000	4,471,645
Federal Farm Credit Bank, 5.05%, due 5/25/2011	3,880,000	4,037,412
Federal Farm Credit Bank, 4.50%, due 8/8/2011	2,910,000	2,960,131
Federal Farm Credit Bank, 4.82%, due 10/12/2012	2,425,000	2,501,577
		1,309,829,357
U.S. Government Bonds—3.8%
U.S. Treasury Bond, 2.375%, due 4/15/2011 , Inflation Indexed	$541,045,000	$573,296,151
U.S. Government Notes—26.3%
United States Treasury Notes, 0.875%, due 4/15/2010 , Inflation Indexed	$566,354,822	$576,133,504
United States Treasury Notes, 2.00%, due 4/15/2012 , Inflation Indexed	528,743,702	557,824,606
United States Treasury Notes, 5.125%, due 6/30/2011	485,000,000	515,463,820
United States Treasury Notes, 4.875%, due 2/15/2012	485,000,000	514,251,320
United States Treasury Notes, 4.875%, due 5/15/2009	477,500,000	487,684,120
United States Treasury Notes, 5.125%, due 5/15/2016	250,000,000	272,578,000
United States Treasury Notes, 5.00%, due 8/15/2011	242,500,000	257,485,772
United States Treasury Notes, 4.75%, due 3/31/2011	242,500,000	254,454,522
United States Treasury Notes, 4.875%, due 8/15/2009	242,500,000	248,979,358
United States Treasury Notes, 4.00%, due 4/15/2010	242,500,000	248,676,233
		3,933,531,255
Total Government and Agency Securities (Cost: $5,803,626,372)		5,994,046,135
Total Fixed Income (Cost: $5,853,280,387)		6,042,818,624

THE OAKMARK EQUITY AND INCOME FUND

THE OAKMARK EQUITY AND INCOME FUND

Schedule of Investments—June 30, 2008 (Unaudited) cont.

Name	Par Value	Value
Short Term Investments—6.1%
U.S. Government Agencies—3.5%
Federal Home Loan Bank, 2.538%, due 8/21/2008	$100,000,000	$100,042,516
Federal Home Loan Bank, 0.00%, due 7/23/2008 (f)	50,000,000	49,934,306
Federal National Mortgage Association, 0.00%, due 8/27/2008 (f)	50,000,000	49,822,667
Federal Home Loan Bank, 0.00%, due 9/12/2008 (f)	50,000,000	49,762,750
Federal Agricultural Mortgage Corporation, 0.00%, due 9/23/2008 (f)	50,000,000	49,727,000
Federal Home Loan Mortgage Corporation, 0.00%, due 9/30/2008 (f)	50,000,000	49,704,250
Federal National Mortgage Association, 0.00%, due 10/6/2008 (f)	50,000,000	49,673,950
Federal Home Loan Mortgage Corporation, 0.00%, due 10/30/2008 (f)	50,000,000	49,593,300
Federal Farm Credit Bank, 2.75%, due 6/5/2009	45,000,000	44,941,500
Federal Home Loan Bank, 0.00%, due 11/24/2008 (f)	30,000,000	29,698,260
Total U.S. Government Agencies (Cost: $522,971,833)		522,900,499
Repurchase Agreement—2.6%
Fixed Income Clearing Corp. Repurchase Agreement, 2.30% dated 6/30/2008 due 7/1/2008, Repurchase price $390,205,023, collateralized by Federal Home Loan Bank Bond, with a rate of 4.885%, with a maturity of 8/20/2008, and with an aggregated market value of $106,069,800, and by Federal Home Loan Mortgage Corp. Bond, with a rate of 5.125%, with a maturity of 10/15/2008, and with an aggregate market value of $142,851,913, and by Federal National Mortgage Association, with a rate of 0.000%, with a maturity of 9/24/2008, and with an aggregate market value of $149,062,500	$390,180,095	$390,180,095
Total Repurchase Agreement (Cost: $390,180,095)		390,180,095
Total Short Term Investments (Cost: $913,151,928)		913,080,594

THE OAKMARK EQUITY AND INCOME FUND

THE OAKMARK EQUITY AND INCOME FUND

Schedule of Investments—June 30, 2008 (Unaudited) cont.

Name	Value
Total Investments (Cost: $12,650,574,073)—99.9%	$14,942,786,933
Foreign Currencies (Cost: $2,841)—0.0%	$2,825
Other Assets In Excess of Liabilities—0.1%	11,286,982
Total Net Assets—100%	$14,954,076,740

(a) Non income-producing security.

(b) Represents a foreign domiciled corporation.

(c) Represents an American Depositary Receipt.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(e) Floating Rate Note. Rate shown is as of June 30, 2008.

(f) Zero Coupon Bond.

(g) Market value is determined in accordance with procedures established in good faith by the board of trustees.

Key to abbreviations:

CAD: Canadian Dollar

EUR: Euro Dollar

THE OAKMARK EQUITY AND INCOME FUND

THE OAKMARK GLOBAL FUND

Report from Clyde S. McGregor and Robert A. Taylor, Portfolio Managers

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK GLOBAL FUND FROM ITS INCEPTION (8/4/99) TO PRESENT (6/30/08) AS COMPARED TO THE MSCI WORLD INDEX11 (UNAUDITED)

		Average Annual Total Returns (as of 6/30/08)
(Unaudited)	Total Return Last 3 Months *	1-year	5-year	Since Inception (8/4/99)
Oakmark Global Fund (Class I)	-3.31%	-14.23%	14.03%	13.66%
MSCI World	-1.67%	-10.68%	11.99%	3.19%
Lipper Global Fund Index[12]	-2.93%	-11.38%	12.28%	4.74%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The expense ratio for Class I shares as of 9/30/07 was 1.13%.

The performance data quoted represents past performance. The above performance information for the Fund does not reflect the imposition of a 2% redemption fee on shares redeemed within 90 days, in order to deter market timers. If reflected, the fee would reduce the performance quoted. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain most recent month-end performance data, visit oakmark.com.

* Not annualized

Quarter Review

Prior to the current fiscal year, The Oakmark Global Fund had only once recorded two consecutive loss quarters, which happened during the 2002 bear market. To our great distress, the current fiscal year has now exceeded that regrettable record with the Fund's third consecutive quarter loss. The 3% decline compares to the 2% fall that the MSCI World Index, the industry's benchmark for global funds, reported for the quarter. The Lipper Global Fund Index registered a 3% decline. For the nine-month fiscal year, the returns are -14% for the Global Fund and -13% for the MSCI World Index and the Lipper Global Fund Index.

European banks, international automotive companies, and media companies around the globe generated losses for the Fund. Bank of Ireland was the largest negative contributor because of deterioration in the Irish housing market. Positive contributors generally had some connection to energy or commodities. Union Pacific (U.S. commodity-hauling railroad) and U.S. energy companies Apache and XTO headed the list. Countries that contributed positive returns for the period included the U.S. and the United Kingdom, while the largest detractors were from Ireland, Switzerland, and France.

We are pleased to report that, despite the skein of declining quarterly outcomes, The Global Fund has returned nearly 14% annualized since its inception in 1999. The Fund's return is also 14% per annum for the trailing five years.

Our trading activity in the quarter was moderate, at least in terms of new names or eliminations from the portfolio. As always, we attempt to orient the portfolio to the highest return opportunities. We eliminated two modestly successful holdings, News Corp. (U.S.) and BMW (Germany), because of better opportunities elsewhere. We initiated positions in ITT (U.S.) and Toyota (Japan), and the Fund received shares of Dr. Pepper Snapple Group (U.S.) as a distribution from Cadbury. We have always admired Toyota's ability to garner market share worldwide and envied its remarkable balance sheet, but heretofore had found management's capital discipline to be disappointing. A lower stock price combined with evidence of management's increased commitment to shareholder interests has now tipped the scales in the stock's favor, in our opinion. ITT is an industrial conglomerate with interests in fluid technology, and motion and flow control, and defense electronics. We believe that ITT has strong market positions in each of its business segments, and we find the defense electronics and water/wastewater management units to have especially attractive prospects.

THE OAKMARK GLOBAL FUND

Given our balanced trading activity, it should be no surprise that the Fund's country/region weights look similar to their March 31 levels. Repeating ourselves for the benefit of newer shareholders, we construct Oakmark Global in a bottom-up fashion paying little regard to factors such as domicile or market capitalization, providing that we stay within the limitations stated in our prospectus. If it turns out that the U.S. weight in the Fund is "index-neutral," that is random happenstance and merely reflects the outcome of a constant struggle for market share in the portfolio. Currently, the fact that the Swiss portfolio weight is so large reflects our belief that the opportunities in that market are dominant. Finally, we continue to find discounts to intrinsic value to be insufficient in emerging market equities, but prices are trending favorably from our perspective.

Vintage Analysis

Readers who enjoy wine are probably familiar with discussions of particular vintage years and their qualities. Your Fund's managers have some experience in that area, but rather than wine vintages, we will next review the three stocks that we initially purchased in the quarter one year ago. We chose that particular quarter both because one year is a natural time period and also because the three purchases effectively illustrate the investing environment that has prevailed over the past twelve months.

In the June 30, 2007 letter, we described Apache as an oil and gas exploration company with a solid track record of growth, returns, cost efficiency, and reserve replacement. We highlighted Apache's acquisition record and low finding costs for natural gas. So how has the company done since purchase? As forecast, the company successfully grew its reserves, produced solid earnings, and reported low, although higher than expected, finding costs for natural gas. The stock, however, has exceeded even our optimistic expectations. Higher prices for commodities have provided a powerful tailwind for virtually all resource producers, and well-managed companies like Apache have fully participated in this trend.

Continuing in alphabetical order, our second purchase was MDS, a Canadian life sciences company operating in three divisions. At Harris Associates we have always encouraged broad collaboration among our professionals, and MDS is an example of collaboration between our domestic and international analytical teams. Our analysts believed MDS to be a misunderstood and mischaracterized company with new management and interesting turnaround potential. In contrast to Apache, however, the past year has been challenging for investors in MDS. While its analytical instrument division has prospered, its radioactive isotope unit has suffered supply interruptions, and the turnaround in the contract research organization (which provides clinical trials for generic drug companies) is still a work in process. In addition, currency translation effects have hindered earnings progress. Finally, the stock has probably suffered from investors' recent tendency to flee small capitalization issues.

We have often written about the difficulties of finding good businesses run by owner-oriented management teams in Japan. Therefore, despite being down almost 20% since we first started buying Omron last year, we are happy to own this quality business and be partners with its management team. Omron has a strong Japanese factory automation business that accounts for over 80% of profits. A restructuring plan to consolidate Japanese factories and move low-end production to China should improve divisional margins from the mid-teens to twenty percent. Hisao Sakuta, the first non-family member to lead Omron, spearheads this effort to improve profits. Since becoming CEO in 2003, he has divested over 10 underperforming businesses, eliminated 20% of the work force, implemented a meritocracy-based compensation plan, and repurchased 12% of the outstanding shares. The strong Yen, a weaker domestic economy, and lower profits in some of Omron's smaller businesses are offsetting the positive profit enhancements from the restructuring plan. We expect the management team to weather the temporary downturn and emerge even stronger on the other side.

Some lessons learned: 1. Well-managed companies benefiting from significant economic change should prosper even in difficult stock market conditions. 2. During periods of high market volatility, the limited liquidity of small capitalization companies can affect share performance as dramatically as business fundamentals. 3. Currency movements and general economic weakness can offset the efforts of the best managers.

We hope that our 2007 vintage purchases, all of which are significant portfolio holdings, will show solid progress over the next year and that the newest vintage matures gracefully. As always, we thank you for being our shareholders.

Clyde S. McGregor, CFA Portfolio Manager oakgx@oakmark.com	Robert A. Taylor, CFA Portfolio Manager oakgx@oakmark.com

June 30, 2008

THE OAKMARK GLOBAL FUND

THE OAKMARK GLOBAL FUND

Global Diversification—June 30, 2008 (Unaudited)

THE OAKMARK GLOBAL FUND

THE OAKMARK GLOBAL FUND

Schedule of Investments—June 30, 2008 (Unaudited)

Name	Description	Shares Held	Value
Common Stocks—95.9%
Apparel, Accessories & Luxury Goods—4.4%
Bulgari S.p.A. (Italy)	Jewelry Manufacturer & Retailer	5,863,200	$58,941,009
Luxottica Group S.p.A. (Italy)	Manufacturer and Retailer of Eyeglass Frames and Sunglasses	2,200,700	51,359,549
			110,300,558
Automobile Manufacturers—4.1%
Daimler AG Registered (Germany)	Automobile Manufacturer	867,000	$53,776,338
Toyota Motor Corp. (Japan)	Automobile Manufacturer	1,026,000	48,431,284
			102,207,622
Broadcasting & Cable TV—4.4%
Discovery Holding Company, Class A (United States) (a)	Media Management & Network Services	2,913,700	$63,984,852
Societe Television Francaise 1 (France)	Broadcasting & Cable TV	2,761,400	45,969,278
			109,954,130
Household Appliances—3.8%
Snap-On Incorporated (United States)	Tool & Equipment Manufacturer	1,789,000	$93,045,890
Motorcycle Manufacturers—1.2%
Harley-Davidson, Inc. (United States)	Motorcycle Manufacturer	844,700	$30,628,822
Movies & Entertainment—3.0%
Viacom, Inc., Class B (United States) (a)	Publishing Company	1,276,300	$38,978,202
Live Nation, Inc. (United States) (a)	Live Events Producer, Operator, & Promoter	3,443,000	36,426,940
			75,405,142
Publishing—1.8%
The Washington Post Company, Class B (United States)	Newspaper & Magazine Publishing; Educational & Career Development Service Provider	75,060	$44,052,714

THE OAKMARK GLOBAL FUND

THE OAKMARK GLOBAL FUND

Schedule of Investments—June 30, 2008 (Unaudited) cont.

Name	Description	Shares Held	Value
Common Stocks—95.9% (cont.)
Distillers & Vintners—1.1%
Diageo plc (United Kingdom)	Beverages, Wines, & Spirits Manufacturer	1,516,000	$27,775,084
Packaged Foods & Meats—1.1%
Cadbury PLC (United Kingdom)	Beverage & Confectionary Manufacturer	2,068,480	$25,946,090
Soft Drinks—0.5%
Dr. Pepper Snapple Group, Inc. (United States) (a)	Soft Drinks & Juice Manufacturer	615,540	$12,914,029
Oil & Gas Exploration & Production—6.5%
XTO Energy, Inc. (United States)	Oil & Natural Gas Exploration & Production	1,527,400	$104,642,174
Apache Corporation (United States)	Oil & Natural Gas Exploration & Production	411,400	57,184,600
			161,826,774
Asset Management & Custody Banks—2.6%
Julius Baer Holding AG (Switzerland)	Asset Management	952,700	$63,890,883
Diversified Banks—3.1%
Bank of Ireland (Ireland)	Commercial Bank	8,879,600	$76,588,678
Diversified Capital Markets—5.9%
Credit Suisse Group (Switzerland)	Wealth Management & Investment Banking	1,749,700	$79,641,074
UBS AG (Switzerland) (a)	Wealth Management & Investment Banking	3,167,456	66,004,208
			145,645,282
Investment Banking & Brokerage—4.4%
Daiwa Securities Group, Inc. (Japan)	Stock Broker	12,014,000	$110,478,205
Health Care Equipment—4.2%
Medtronic, Inc. (United States)	Health Care Equipment	1,075,700	$55,667,475
Covidien Limited (United States)	Health Care Equipment & Supplies	1,039,700	49,791,233
			105,458,708

THE OAKMARK GLOBAL FUND

THE OAKMARK GLOBAL FUND

Schedule of Investments—June 30, 2008 (Unaudited) cont.

Name	Description	Shares Held	Value
Common Stocks—95.9% (cont.)
Health Care Services—3.0%
Laboratory Corporation of America Holdings (United States) (a)	Medical Laboratory & Testing Services	1,077,000	$74,991,510
Life Sciences Tools & Services—2.7%
MDS, Inc. (Canada) (a)	Products & Services for Medical Product Manufacturers	4,140,400	$67,074,480
Pharmaceuticals—7.2%
Novartis AG (Switzerland)	Pharmaceuticals	1,724,900	$94,924,978
GlaxoSmithKline plc (United Kingdom)	Pharmaceuticals	3,773,800	83,423,330
			178,348,308
Aerospace & Defense—1.1%
Alliant Techsystems, Inc. (United States) (a)	Propulsion Systems & Munitions	269,087	$27,360,766
Diversified Commercial & Professional Services—0.9%
Meitec Corporation (Japan)	Software Engineering Services	760,000	$21,553,184
Human Resource & Employment Services—2.1%
Adecco SA (Switzerland)	Temporary Employment Services	1,074,300	$53,104,788
Industrial Machinery—1.6%
ITT Corporation (United States)	Designs & Manufactures Variety of Engineered Products and Military Defense Systems	626,500	$39,676,245
Railroads—3.1%
Union Pacific Corporation (United States)	Rail Transportation Provider	1,024,600	$77,357,300
Computer Hardware—1.6%
Teradata Corporation (United States) (a)	Computer Software	1,783,300	$41,265,562
Electronic Equipment Manufacturers—3.2%
OMRON Corporation (Japan)	Component, Equipment, & System Manufacturer	3,644,500	$78,658,975

THE OAKMARK GLOBAL FUND

THE OAKMARK GLOBAL FUND

Schedule of Investments—June 30, 2008 (Unaudited) cont.

Name	Description	Shares Held	Value
Common Stocks—95.9% (cont.)
Electronic Manufacturing Services—2.0%
Tyco Electronics, Ltd. (United States)	Manufactures Electronic Components	1,366,100	$48,933,702
Office Electronics—4.5%
Neopost SA (France)	Mailroom Equipment Supplier	1,053,350	$111,054,104
Semiconductors—7.4%
Rohm Company Limited (Japan)	Integrated Circuits & Semiconductor Devices Manufacturer	1,245,300	$71,902,695
Intel Corporation (United States)	Computer Component Manufacturer & Designer	3,238,300	69,558,684
Samsung Electronics Co., Ltd. (Korea)	Consumer & Industrial Electronic Equipment Manufacturer	73,100	43,672,716
			185,134,095
Systems Software—3.4%
Oracle Corporation (United States) (a)	Software Services	4,004,600	$84,096,600
Total Common Stocks (Cost: $2,324,572,095)			2,384,728,230

THE OAKMARK GLOBAL FUND

THE OAKMARK GLOBAL FUND

Schedule of Investments—June 30, 2008 (Unaudited) cont.

Name	Description	Par Value	Value
Short Term Investment—4.7%
Repurchase Agreement—4.7%
Fixed Income Clearing Corp. Repurchase Agreement, 2.30% dated 6/30/2008 due 7/1/2008, repurchase price $117,605,017, collateralized by Federal Home Loan Mortgage Corp. Bonds, with rates of 5.000% - 5.125%, with maturities from 10/15/2008 - 6/11/2009, and with an aggregated market value plus accrued interest of $60,835,587, and by Federal National Mortgage Association Bonds, with rates of 5.250% - 6.375%, with maturities from 1/15/2009 - 6/15/2009, and with an aggregate market value plus accrued interest of $59,116,925		$117,597,504	$117,597,504
Total Repurchase Agreement (Cost: $117,597,504)			117,597,504
Total Short Term Investment (Cost: $117,597,504)			117,597,504
Total Investments (Cost: $2,442,169,599)—100.6%			$2,502,325,734
Foreign Currencies (Cost: $1,706,144)—0.1%			$1,729,124
Liabilities In Excess of Other Assets—(0.7)%			(16,870,756)
Total Net Assets—100%			$2,487,184,102

Securities of aggregate value of $1,267,096,450 were valued at a fair value in accordance with procedures established by the board of trustees.

(a)  Non income-producing security.

THE OAKMARK GLOBAL FUND

THE OAKMARK GLOBAL SELECT FUND

Report from Bill Nygren and David Herro, Portfolio Managers

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK GLOBAL SELECT FUND FROM ITS INCEPTION (10/2/06) TO PRESENT (6/30/08) AS COMPARED TO THE MSCI WORLD INDEX11 (UNAUDITED)

	Total Returns (as of 6/30/08)
(Unaudited)	Last 3 Months*	1-year	Average Annual Total Return Since Inception (10/2/06)
Oakmark Global Select Fund (Class I)	-5.84%	-25.88%	-6.22%
MSCI World	-1.67%	-10.68%	3.21%
Lipper Global Fund Index[12]	-2.93%	-11.38%	3.02%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The expense ratio for Class I shares as of 9/30/07 was 1.31%.

The performance data quoted represents past performance. The above performance information for the Fund does not reflect the imposition of a 2% redemption fee on shares redeemed within 90 days, in order to deter market timers. If reflected, the fee would reduce the performance quoted. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain most recent month-end performance data, visit oakmark.com.

* Not annualized

June 30, 2008 marked the end of another tough quarter for The Oakmark Global Select Fund, which declined 6%, compared to the MSCI World Index, which lost 2%.

Impact Players

Schering-Plough Corporation ("Schering"), a U.S.-based pharmaceutical company, was the quarter's largest contributor, returning 42%. At the end of the first quarter, a highly publicized medical panel painted a negative picture of Vytorin, one of Schering's most important drugs. The stock fell sharply on the news, which enabled us to buy this high quality business at an extremely attractive price. The stock has since rebounded after prescription data failed to reflect the panel's negative view of the drug.

McDonald's Corporation, a leading fast-food franchise, was another top contributor during the quarter, returning 9%. McDonald's continues to experience global sales growth and reported a better than expected earnings gain for the first quarter of 2008. We sold McDonald's at an appreciated price and invested the proceeds in another high quality business mentioned above, Schering, at a significantly larger discount to value.

Novartis, a global pharmaceutical company, rounded out the top contributors, returning 7% for the quarter. Novartis benefited from optimistic drug news, and it continues to generate cash, produce mid-single-digit sales growth, and return a substantial amount of cash to shareholders.

Washington Mutual ("WaMu"), a U.S.-based financial services company, was the quarter's largest detractor from performance, declining 52%. Shares fell due to worsening forecasts for housing prices and mortgage losses. Additionally, like many financial companies, WaMu announced it would raise more capital. Although this move increased the probability that WaMu will achieve its private market value, it diluted the potential recovery in earnings per share. We continue to maintain our belief that WaMu is inexpensive relative to the expected recovery in earnings.

Television Francaise 1, operator of the most popular French television channel TF1, was a large detractor from performance, falling 21% during the quarter. Shares fell as the market continued to be concerned about the cyclical deterioration in the economic environment and its effect on advertising spend. Despite these issues, we are excited about the new management team—composed mainly of members from Bouygues Telecom, a company with a solid track record—that we believe can achieve improved operating margins, cash generation, and returns. Additionally, the deregulation in the French media environment should have a positive long-term effect and add significant value to the company.

THE OAKMARK GLOBAL SELECT FUND

Viacom Inc., a U.S.-based cable operator and motion picture producer, rounded out the largest detractors for the quarter, declining 23%. Shares declined in response to reports that advertising sales were somewhat weaker than expected due to general economic weakness and weak growth at the MTV Network relative to peers. In our opinion, the stock's price, now at less than 10 times expected 2009 earnings per share, more than discounts these concerns.

Portfolio Composition

We made minor changes to portfolio holdings this quarter. As mentioned above, McDonald's was sold from the Fund as its discount to fair value narrowed and the proceeds were used to purchase Schering.

Our health care stocks boosted the Fund's performance while our lack of exposure to energy and materials companies continued to depress the Fund's relative performance.

As discussed in The Oakmark International letter, we hedge currency for defensive purposes and will only do so if we already have exposure to a currency that we believe is excessively overvalued. At the most recent quarter end, the Fund was hedged approximately 55% of the U.K. Pound Sterling exposure, 75% of the Swiss Franc exposure, and 80% of the Euro exposure.

In closing, we would like to remind you, our shareholders, that we are long-term value investors focused on finding attractive, under-valued companies. Short-term market volatility and uncertainty can create opportunities for us to invest in high quality companies trading at significant discounts to their fair values.

We thank you for your continued support!

William C. Nygren, CFA Portfolio Manager oakwx@oakmark.com	David G. Herro, CFA Portfolio Manager oakwx@oakmark.com

June 30, 2008

THE OAKMARK GLOBAL SELECT FUND

THE OAKMARK GLOBAL SELECT FUND

Global Diversification—June 30, 2008 (Unaudited)

THE OAKMARK GLOBAL SELECT FUND

THE OAKMARK GLOBAL SELECT FUND

Schedule of Investments—June 30, 2008 (Unaudited)

Name	Description	Shares Held	Value
Common Stocks—97.2%
Broadcasting & Cable TV—13.1%
Societe Television Francaise 1 (France)	Broadcasting & Cable TV	749,600	$12,478,660
Comcast Corporation, Class A (United States)	Cable Communication Networks Provider	637,400	11,957,624
British Sky Broadcasting Group plc (United Kingdom)	Television Production & Broadcasting	988,000	9,260,248
			33,696,532
Computer & Electronics Retail—4.4%
Best Buy Co., Inc. (United States)	Computer & Electronics Retailer	285,000	$11,286,000
Home Improvement Retail—3.7%
The Home Depot, Inc. (United States)	Home Improvement Retailer	400,000	$9,368,000
Movies & Entertainment—8.5%
Time Warner, Inc. (United States)	Filmed Entertainment & Television Networks	820,000	$12,136,000
Viacom, Inc., Class B (United States) (a)	Publishing Company	319,000	9,742,260
			21,878,260
Asset Management & Custody Banks—5.8%
Schroders PLC (United Kingdom)	International Asset Management	830,400	$15,036,667
Consumer Finance—3.7%
Capital One Financial Corporation (United States)	Credit Card Products & Services Provider	250,000	$9,502,500
Diversified Capital Markets—5.2%
Credit Suisse Group (Switzerland)	Wealth Management & Investment Banking	291,000	$13,245,443
Investment Banking & Brokerage—6.9%
Daiwa Securities Group, Inc. (Japan)	Stock Broker	1,916,000	$17,619,131

THE OAKMARK GLOBAL SELECT FUND

THE OAKMARK GLOBAL SELECT FUND

Schedule of Investments—June 30, 2008 (Unaudited) cont.

Name	Description	Shares Held	Value
Common Stocks—97.2% (cont.)
Thrifts & Mortgage Finance—2.8%
Washington Mutual, Inc. (United States)	Diversified Financial Services	1,450,000	$7,148,500
Pharmaceuticals—20.7%
Schering-Plough Corporation (United States)	Pharmaceuticals	750,000	$14,767,500
GlaxoSmithKline plc (United Kingdom)	Pharmaceuticals	663,100	14,658,437
Novartis AG (Switzerland)	Pharmaceuticals	247,100	13,598,447
Bristol-Myers Squibb Company (United States)	Health & Personal Care	500,000	10,265,000
			53,289,384
Human Resource & Employment Services—7.1%
Adecco SA (Switzerland)	Temporary Employment Services	367,700	$18,176,143
Computer Hardware—5.3%
Dell Inc. (United States) (a)	Technology Products & Services	623,000	$13,631,240
Semiconductors—10.0%
Rohm Company Limited (Japan)	Integrated Circuits & Semiconductor Devices Manufacturer	226,000	$13,049,072
Intel Corporation (United States)	Computer Component Manufacturer & Designer	582,000	12,501,360
			25,550,432
Total Common Stocks (Cost: $314,188,289)			249,428,232

THE OAKMARK GLOBAL SELECT FUND

THE OAKMARK GLOBAL SELECT FUND

Schedule of Investments—June 30, 2008 (Unaudited) cont.

Name	Par Value	Value
Short Term Investment—3.0%
Repurchase Agreement—3.0%
Fixed Income Clearing Corp. Repurchase Agreement, 2.30% dated 6/30/2008 due 7/1/2008, repurchase price $7,803,898, collateralized by a Federal Home Loan Bank Bond, with a rate of 4.885%, with a maturity of 8/20/2008, and with an aggregate market value plus accrued interest of $7,961,100	$7,803,400	$7,803,400
Total Repurchase Agreement (Cost: $7,803,400)		7,803,400
Total Short Term Investment (Cost: $7,803,400)		7,803,400
Total Investments (Cost: $321,991,689)—100.2%		$257,231,632
Foreign Currencies (Cost: $304,158)—0.1%		$304,102
Liabilities In Excess of Other Assets—(0.3)%		(810,637)
Total Net Assets—100%		$256,725,097

Securities of aggregate value of $127,122,248 were valued at a fair value in accordance with procedures established by the board of trustees.

(a)  Non income-producing security.

THE OAKMARK GLOBAL SELECT FUND

THE OAKMARK INTERNATIONAL AND
OAKMARK INTERNATIONAL SMALL CAP FUNDS

Fellow Shareholders,

The second quarter of 2008 saw a continuation of extreme duress in global financial markets as well as continued underperformance of our International Funds. Though it is not pretty to experience, I strongly believe that the volatility in the financial markets does not all reflect the medium and long-term prospects of the companies in which our Funds are invested. This disconnect exists as investors are obsessed with the current condition of credit, housing and energy markets and are ignoring basics such as valuation and long-term business prospects. Please read my comments below on the past year's performance.

Performance over the past 12 months has not been this disappointing since 1998. The Oakmark International Fund has declined 26%, underperforming the market by over 10%. While these results are discouraging, we write to you today with enthusiasm about our current positioning and extreme optimism about the prospects for attractive future returns. Our optimism stems from an understanding of what has caused this underperformance and from our recognition that this market provides the unique opportunity to buy high quality companies at low prices, which is the key to successful value investing.

		Average Annual Total Returns (as of 6/30/08)
	Total Return Last 3 Months *	1-year	5-year	10-year	Since Inception (9/30/92)
Oakmark International Fund (Class I)	-8.96%	-25.55%	12.26%	9.52%	10.80%
MSCI World ex U.S.[13]	-1.17%	-8.82%	17.32%	6.32%	8.38%
MSCI EAFE[14]	-2.26%	-10.61%	16.67%	5.83%	8.02%
Lipper International Fund Index[15]	-1.90%	-8.95%	16.91%	6.60%	9.27%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Expense Ratio for Class I shares as of 9/30/07 was 1.05%.

The performance data quoted represents past performance. The above performance information for the Fund does not reflect the imposition of a 2% redemption fee on shares held for 90 days or less to deter market timers. If reflected, the fee would reduce the performance quoted. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain most recent month-end performance data, visit oakmark.com.

* Not annualized

Factors driving short-term underperformance:

Oil!!!

During the past year, oil prices have moved from just over $60 per barrel to over $130 per barrel. Even at the $60 mark, the price of oil doubled from where it was in 2003! At the same time, there has also been a clear and well-documented move from financial and consumer-oriented stocks into energy and resources stocks, which has produced a dichotomous market. (Industry Graph)

It is our belief that the recent run-up in the price of oil is more a result of speculation, than it is of fundamentals. When oil supply and demand is analyzed, one discovers that energy demand is now falling in most places outside of the emerging markets and that producers are responding to higher prices by aggressively trying to expand supply. We believe that, as always, the fundamentals will ultimately win. At current stock prices, we believe that the majority of the stocks in this area are dramatically overvalued and we expect prices to fall as the dynamics of supply and demand work. (World Crude Oil Production and Consumption Graph; Oil 5-Year Price Change Graph)

The Financial Crisis

Declining stock prices in selected financial and consumer-oriented companies hurt our performance over the past 12 months. We have since increased some of our holdings in those areas and view the current crisis, like every one before it, as temporary. We feel that both sectors offer a number of high quality franchises that are selling at bargain basement prices because of economic conditions that, in all likelihood, will improve over the next few years. To be sure, as our bargain hunting in Asia in 1998 demonstrated, it is very difficult to "pick the bottom." And, as evidenced by the events at UBS, we have not been able to completely avoid situations where some value was destroyed. However, we feel that over time we will be highly rewarded by investing in such global leaders as Publicis (media), Credit Suisse (wealth management) and Signet (retail). We believe that our discipline and longer term perspective in today's market will provide us with the same type of investment success that we experienced after the Asian crisis. (European Bank Valuation Graph)

Japan

Since the inception of our strategy in 1992—and dating back to 1986 when I began my investment management career—I have maintained only a small exposure to Japanese equities. Over the past 12 months, however, our Japanese weighting has increased to roughly 18%. Why are we more enthused than ever about Japanese stocks?

THE OAKMARK INTERNATIONAL AND OAKMARK INTERNATIONAL SMALL CAP FUNDS

Because a significant value proposition has emerged. Not only are these equities selling at very low valuation levels (over 50% of the Nikkei16 is selling below book value), but Japanese management teams are finally waking up, becoming more focused on delivering better returns and on improving capital allocation. So, although price/book values are falling, return on equities (ROEs) are rising. Again, we believe our patience and discipline in this geographic sector will be rewarded. (Japan Valuation Graph)

In closing, we would like to thank you for your continued support and confidence. The most exciting time to be a value investor is when short-term market dislocations create opportunities to buy quality enterprises on the cheap. This is how we view the current situation. The wall of money that has moved into commodity and resource stocks has caused the prices of many high quality businesses to decline more than we think is justified. We believe the stage is set for improved future returns.

David G. Herro, CFA
Portfolio Manager

oakix@oakmark.com
oakex@oakmark.com

June 30, 2008

THE OAKMARK INTERNATIONAL AND OAKMARK INTERNATIONAL SMALL CAP FUNDS

THE OAKMARK INTERNATIONAL AND OAKMARK INTERNATIONAL SMALL CAP FUNDS

THE OAKMARK INTERNATIONAL FUND

Report from David G. Herro

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK INTERNATIONAL FUND FROM ITS INCEPTION (9/30/92) TO PRESENT (6/30/08) AS COMPARED TO THE MSCI WORLD EX U.S. INDEX13 (UNAUDITED)

		Average Annual Total Returns (as of 6/30/08)
(Unaudited)	Total Return Last 3 Months *	1-year	5-year	10-year	Since Inception (9/30/92)
Oakmark International Fund (Class I)	-8.96%	-25.55%	12.26%	9.52%	10.80%
MSCI World ex U.S.	-1.17%	-8.82%	17.32%	6.32%	8.38%
MSCI EAFE[14]	-2.26%	-10.61%	16.67%	5.83%	8.02%
Lipper International Fund Index[15]	-1.90%	-8.95%	16.91%	6.60%	9.27%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The expense ratio for Class I shares as of 9/30/07 was 1.05%.

The performance data quoted represents past performance. The above performance information for the Fund does not reflect the imposition of a 2% redemption fee on shares redeemed within 90 days, in order to deter market timers. If reflected, the fee would reduce the performance quoted. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain most recent month-end performance data, visit oakmark.com.

* Not annualized

The Oakmark International Fund declined 9% for the quarter ended June 30, 2008, lagging behind the MSCI World ex U.S. Index, which lost 1%. Since inception in September 1992, the Fund is up an average of 11% per annum, which compares favorably with the MSCI World ex U.S. Index's return of 8% over the same period.

Impact Players

Despite a weak picture for the overall U.S. auto sector, Honda Motor Co. was the top contributor for the quarter, returning 20%. Honda has taken further market share in 2008 as consumers transition away from gas-guzzling SUVs to more fuel-efficient vehicles such as the Honda Civic, CRV and Fit. Unlike its U.S. counterparts, Honda has not needed to add huge incentives to encourage customers to buy its models. Additionally, Honda's motorcycle business continues to perform well due to demand in emerging markets.

Novartis and GlaxoSmithKline, two of the world's largest global pharmaceutical companies, were also top contributors for the quarter, returning 7% and 6% respectively. Although pharmaceutical companies continue to adapt to the changing industry landscape, Glaxo and Novartis still experience mid-single-digit sales growth, generate cash, and return significant amounts of cash to shareholders. In times of substantial economic uncertainty, the relative quality and stability of these franchises is clear.

As stated in the International lead letter, declining stock prices in financial and consumer-oriented companies have hurt our performance over the past year. Additionally, in light of the increased concerns about the U.K. economic environment, it is not surprising that the three largest detractors from the quarter's performance—Bank of Ireland, Lloyds and Barclays—were financial companies with U.K. market exposure.

Bank of Ireland, the largest Irish bank, was the quarter's largest detractor from performance, declining 39%. The share price was negatively affected by fears over the Irish economy and rising bad debts at its U.K. mortgage unit after Bradford & Bingley, a competitor, issued a profit warning and reported worsening credit quality. Despite the negative headlines, the Irish economy has structural underpinnings that make it attractive on a medium-term view. While home values have fallen by 20-30% from their peak, default levels have not risen anywhere near levels seen in the U.S. This can be attributed to differences in loan underwriting standards between the two markets. Only 12% of pre-tax profit is derived from the U.K. mortgage business, and although the rise in bad debts is not encouraging, it was expected given the current economic environment. Additionally, Bank of Ireland's cost

THE OAKMARK INTERNATIONAL FUND

control has been excellent, and management continues to reduce costs by modifying its compensation scheme and lowering its personnel count. Currently, Bank of Ireland trades at just 3 time earnings, which is below tangible book value per share. We believe it is a very cheap stock with a management team that will provide long-term returns.

Another large detractor from performance for the quarter was Lloyds TSB Group, a leading U.K. bank, falling 31%. Lloyds doesn't have meaningful exposure to investment banking or U.S.-housing-related securities, which have plagued other global banks. Further, unlike some U.K. lenders which loosened underwriting standards to gain share, Lloyds has maintained its strict underwriting standards. The company's sound capital position and access to stable funding (deposits) have allowed it to take advantage of the dislocation caused by the credit crunch, and it has opportunistically expanded market share at high margins while maintaining its disciplined underwriting standards. Despite these positives, the market has reacted negatively to Lloyds due to general concerns about the U.K. economic environment and its financial sector.

Barclays, a U.K.-based financial services company, fell 34% during the quarter. Barclays has also been hurt by the financial crisis, and the market has treated it similarly to Bank of Ireland and Lloyds. Persistent concerns about Barclays' need to raise capital also dampened stock performance. At the end of the quarter Barclays announced they would raise approximately $9B USD in order to boost depleted capital and to increase consumer lending in Asia and investment banking in the U.S. It is important to recognize that the capital raise was not in response to additional write-downs, as it is at other financials that are currently raising funds.

Clearly, economic concerns and financial crises have significantly affected the Fund's performance, but we believe these events are temporary and our current positioning will ultimately prove to boost the Fund over the long-term.

Portfolio Composition

During the quarter we sold our positions in Cadbury, Hannover Re and Canadian National Railway either because these stocks reached fair valuation or because we identified better investment opportunities. Toyota Motor Corporation, a Japanese global automotive manufacturer, and Givaudan, the world's largest manufacturer of specialty chemicals used to make flavors and fragrances, were added to the Fund during the quarter.

As in previous quarters we held significant positions in sectors that performed poorly, including financials and consumer discretionary. These two sectors detracted approximately 9% from Fund performance. Our lack of exposure to energy and materials companies also accounted for a large percentage of our relative underperformance.

As long-time shareholders know, we use currency hedging for defensive purposes only. We will hedge a foreign currency only if we have exposure and if we believe it is excessively overvalued. We do not predict currency movements, and we do not frequently modify our currency exposure. Our assessment of each currency's valuation is based on real interest rate spreads, purchasing power parity differentials, and the relative economic growth and productivity of the particular country at issue. At present, we are hedged approximately 70% of our British Pound Sterling exposure, 80% of the Swiss Franc exposure, and 70% of the Euro exposure because we believe the U.S. dollar is undervalued compared to these global currencies.

In closing, we would like to thank you for your continued support and remind you that we measure our performance over the long term. Value investing can fall out of favor in times of economic uncertainty and during short-term market fluctuations, but we believe that these periods provide excellent opportunities to buy quality companies at very cheap prices.

David G. Herro, CFA Portfolio Manager oakix@oakmark.com

June 30, 2008

THE OAKMARK INTERNATIONAL FUND

THE OAKMARK INTERNATIONAL FUND

Global Diversification—June 30, 2008 (Unaudited)

THE OAKMARK INTERNATIONAL FUND

THE OAKMARK INTERNATIONAL FUND

Schedule of Investments—June 30, 2008 (Unaudited)

Name	Description	Shares Held	Value
Common Stocks—97.9%
Advertising—3.4%
Publicis Groupe (France)	Advertising & Media Services	5,395,300	$174,076,096
Apparel, Accessories & Luxury Goods—8.0%
Compagnie Financiere Richemont SA (Switzerland)	Manufacturer and Retailer of Luxury Goods	2,510,700	$139,333,193
LVMH Moet Hennessy Louis Vuitton SA (France)	Diversified Luxury Goods Conglomerate	1,066,200	111,222,416
Luxottica Group S.p.A. (Italy)	Manufacturer and Retailer of Eyeglass Frames and Sunglasses	4,039,700	94,277,807
Swatch Group AG, Bearer Shares (Switzerland)	Watch Manufacturer	241,100	59,951,215
			404,784,631
Automobile Manufacturers—8.9%
Bayerische Motoren Werke (BMW) AG (Germany)	Luxury Automobile Manufacturer	3,714,900	$178,488,206
Honda Motor Co., Ltd. (Japan)	Automobile & Motorcycle Manufacturer	3,336,600	113,867,022
Daimler AG Registered (Germany)	Automobile Manufacturer	1,787,100	110,846,243
Toyota Motor Corp. (Japan)	Automobile Manufacturer	1,080,000	50,980,299
			454,181,770
Broadcasting & Cable TV—7.8%
Gestevision Telecinco SA (Spain)	Television Production & Broadcasting	8,876,486	$113,036,272
British Sky Broadcasting Group plc (United Kingdom)	Television Production & Broadcasting	11,818,400	110,770,564
Societe Television Francaise 1 (France)	Broadcasting & Cable TV	6,413,500	106,766,121
Grupo Televisa S.A. (Mexico) (b)	Television Production & Broadcasting	2,868,000	67,742,160
			398,315,117

THE OAKMARK INTERNATIONAL FUND

THE OAKMARK INTERNATIONAL FUND

Schedule of Investments—June 30, 2008 (Unaudited) cont.

Name	Description	Shares Held	Value
Common Stocks—97.9% (cont.)
Publishing—1.1%
Johnston Press plc (United Kingdom)	Newspaper Publishing	36,102,260	$37,152,725
Trinity Mirror plc (United Kingdom)	Newspaper Publishing	7,327,348	15,801,234
			52,953,959
Specialty Stores—2.6%
Signet Group plc (United Kingdom)	Jewelry Retailer	133,362,624	$131,589,754
Distillers & Vintners—1.3%
Diageo plc (United Kingdom)	Beverages, Wines, & Spirits Manufacturer	3,541,300	$64,881,203
Asset Management & Custody Banks—2.2%
Schroders PLC (United Kingdom)	International Asset Management	6,298,800	$114,057,027
Diversified Banks—11.6%
BNP Paribas SA (France)	Commercial Bank	1,407,100	$126,662,683
Lloyds TSB Group plc (United Kingdom)	Commercial Bank	20,494,000	125,736,723
Bank of Ireland (Ireland)	Commercial Bank	12,603,500	108,708,208
HSBC Holdings plc (United Kingdom)	International Banking & Financial Services	6,480,400	99,782,885
Barclays PLC (United Kingdom)	Commercial & Investment Banking, Insurance, Financial, Asset Management and Related Services	13,688,200	77,660,139
Kookmin Bank (Korea)	Commercial Bank	861,850	50,653,008
			589,203,646
Diversified Capital Markets—8.4%
Credit Suisse Group (Switzerland)	Wealth Management & Investment Banking	5,692,000	$259,082,696
UBS AG (Switzerland) (a)	Wealth Management & Investment Banking	7,956,753	165,804,728
			424,887,424
Investment Banking & Brokerage—6.6%
Daiwa Securities Group, Inc. (Japan)	Stock Broker	23,583,000	$216,864,283

THE OAKMARK INTERNATIONAL FUND

THE OAKMARK INTERNATIONAL FUND

Schedule of Investments—June 30, 2008 (Unaudited) cont.

Name	Description	Shares Held	Value
Common Stocks—97.9% (cont.)
Investment Banking & Brokerage—6.6% (cont.)
Nomura Holdings, Inc. (Japan)	Financial Services	8,038,000	$119,029,609
			335,893,892
Multi-line Insurance—2.3%
Allianz SE (Germany)	Insurance, Banking & Financial Services	668,000	$117,503,244
Pharmaceuticals—7.6%
GlaxoSmithKline plc (United Kingdom)	Pharmaceuticals	9,348,000	$206,646,164
Novartis AG (Switzerland)	Pharmaceuticals	3,277,200	180,351,404
			386,997,568
Building Products—1.6%
Geberit AG-Registered (Switzerland)	Building Products	564,800	$82,923,251
Diversified Commercial & Professional Services—5.3%
Experian Group, Ltd. (Ireland)	Credit and Marketing Services	18,877,600	$139,617,969
Meitec Corporation (Japan)	Software Engineering Services	2,483,800	70,439,209
G4S PLC (United Kingdom)	Security Services	14,480,400	58,162,581
			268,219,759
Human Resource & Employment Services—3.6%
Adecco SA (Switzerland)	Temporary Employment Services	3,762,800	$186,002,694
Industrial Conglomerates—0.2%
Koninklijke (Royal) Philips Electronics N.V. (Netherlands)	Electronics Manufacturer	273,600	$9,265,556
Application Software—3.5%
SAP AG (Germany)	Develops Business Software	3,418,500	$178,915,182
Electronic Equipment Manufacturers—4.0%
OMRON Corporation (Japan)	Component, Equipment, & System Manufacturer	8,572,900	$185,028,270
Orbotech, Ltd. (Israel) (a)	Optical Inspection Systems	1,237,700	16,486,164
			201,514,434
Office Electronics—1.1%
Canon, Inc. (Japan)	Computers & Information	1,092,600	$56,242,561

THE OAKMARK INTERNATIONAL FUND

THE OAKMARK INTERNATIONAL FUND

Schedule of Investments—June 30, 2008 (Unaudited) cont.

Name	Description	Shares Held	Value
Common Stocks—97.9% (cont.)
Semiconductor Equipment—2.0%
ASML Holding NV (Netherlands)	Develop, Produce and Market Semiconductor Manufacturing Equipment	4,147,100	$101,505,669
Semiconductors—4.0%
Rohm Company Limited (Japan)	Integrated Circuits & Semiconductor Devices Manufacturer	2,452,100	$141,582,428
Samsung Electronics Co., Ltd. (Korea)	Consumer & Industrial Electronic Equipment Manufacturer	100,200	59,863,286
			201,445,714
Specialty Chemicals—0.8%
Givaudan SA (Switzerland)	Manufactures and Markets Fragrances	47,500	$42,342,014
Total Common Stocks (Cost: $5,830,565,375)			4,977,702,165
Rights—0.0%
Diversified Banks—0.0%
Barclays PLC (United Kingdom)	Commercial & Investment Banking, Insurance, Financial, Asset Management and Related Services	2,933,185	$165,710
Total Rights (Cost: $0)			165,710

THE OAKMARK INTERNATIONAL FUND

THE OAKMARK INTERNATIONAL FUND

Schedule of Investments—June 30, 2008 (Unaudited) cont.

Name	Par Value	Value
Short Term Investment—1.5%
Repurchase Agreement—1.5%
Fixed Income Clearing Corp. Repurchase Agreement, 2.30% dated 6/30/2008 due 7/1/2008, repurchase price $74,106,057, collateralized by Federal National Mortgage Association Bonds, with rates from 5.570% - 6.250%, with maturities from 2/13/2023 - 5/15/2029, and with an aggregate market value plus accrued interest of $75,584,606	$74,101,323	$74,101,323
Total Repurchase Agreement (Cost: $74,101,323)		74,101,323
Total Short Term Investment (Cost: $74,101,323)		74,101,323
Total Investments (Cost: $5,904,666,698)—99.4%		$5,051,969,198
Foreign Currencies (Cost: $4,425,359)—0.1%		$4,423,546
Other Assets In Excess of Liabilities—0.5%		25,441,849
Total Net Assets—100%		$5,081,834,593

Securities of aggregate value of $4,893,639,551 were valued at a fair value in accordance with procedures established by the board of trustees.

(a)  Non income-producing security.

(b)  Represents an American Depositary Receipt.

THE OAKMARK INTERNATIONAL FUND

THE OAKMARK INTERNATIONAL
SMALL CAP FUND

Report from David G. Herro and Chad M. Clark, Portfolio Managers

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK INTERNATIONAL SMALL CAP FUND FROM ITS INCEPTION (11/1/95) TO PRESENT (6/30/08) AS COMPARED TO THE MSCI WORLD EX U.S. INDEX13 (UNAUDITED)

		Average Annual Total Returns (as of 6/30/08)
(Unaudited)	Total Return Last 3 Months *	1-year	5-year	10-year	Since Inception (11/1/95)
Oakmark International Small Cap Fund (Class I)	-6.22%	-27.15%	17.51%	15.05%	11.61%
MSCI World ex U.S.	-1.17%	-8.82%	17.32%	6.32%	7.48%
MSCI World ex U.S. Small Cap[17]	-3.57%	-17.40%	19.11%	N/A	N/A
Lipper International Small Cap Index[18]	-2.38%	-14.64%	21.40%	11.64%	N/A

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The expense ratio for Class I shares as of 9/30/07 was 1.34%.

The performance data quoted represents past performance. The above performance information for the Fund does not reflect the imposition of a 2% redemption fee on shares redeemed within 90 days, in order to deter market timers. If reflected, the fee would reduce the performance quoted. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain most recent month-end performance data, visit oakmark.com.

* Not annualized

The Oakmark International Small Cap Fund declined 6% for the quarter ended June 30, 2008. This compares to the MSCI World ex U.S. Index, which lost 1%, and the MSCI World ex U.S. Small Cap Index, which declined 4%. Since inception, your Fund has returned 12% annualized, compared to the MSCI World ex U.S. Index, which returned 7% for the same period.

From a country perspective our German stocks boosted the Fund's performance during the quarter while our U.K. and French holdings were large detractors from performance. From a sector perspective, financial and telecommunication service holdings improved performance, while a lack of energy exposure, coupled with weakness in our information technology stocks hurt performance.

Contributors

Enodis, a U.K. restaurant equipment manufacturer, was the subject of two competing takeover bids during this past quarter and the stock was up significantly, adding almost 2% to the Fund's performance. The rise in price exceeded our business value estimate and we sold the position during the quarter, and we used the proceeds to buy stocks that we believe have more upside potential.

German financial advisor MLP is no stranger to our quarterly write-ups. After appearing in each of the 2007 quarterly letters, MLP is back, up 30% for the quarter. New legislation has substantially increased regulatory requirements for the German financial industry. Companies now need adequate systems, robust back offices and reliable compliance personnel to adhere to these regulations, which means it will be difficult for smaller firms to compete. MLP has strong systems, back office and compliance infrastructure in place, which we believe is a competitive advantage. In fact, MLP is considering whether it should market a transaction platform for these smaller companies. Rumors of a potential takeover offer for MLP also continue, similar to what happened with competitor AWD. This added to the rise in stock price during the quarter.

Tamedia, the Swiss publisher and distributor of various newspapers and magazines, rose 22% in the quarter due to speculation that the controlling shareholders, the Coninx family, will take the company private; however, nothing has been confirmed yet.

Detractors

While revenue and margin trends were positive in the first half 2008, the share price of Trigano, Europe's largest manufacturer of recreational vehicles and trailers, weakened because of fears of a much more difficult operating environment. Similar to Winnebago's experience in the U.S.

THE OAKMARK INTERNATIONAL SMALL CAP FUND

market, Trigano's customers' discretionary spending may decline as a result of high oil prices, plummeting consumer confidence and a constrained credit environment. Customers have already shifted their purchases to second-hand vehicles, and any further decrease in demand will lead to underutilization at the group's facilities. Although the company's valuation remains extremely attractive, we anticipate a protracted decline in the group's end markets and will continuously monitor the relative attractiveness of this holding.

Orbotech, an Israeli company that is traded on the NASDAQ19, makes equipment for inspecting printed circuit boards as well as flat-panel displays (FPD). In a recent effort to boost its FPD business, Orbotech announced the $290 million purchase of U.S.-based Photon Dynamics Inc., a leading provider of test and repair systems for the LCD industry. Together the company will become the global leader in yield management for the FPD industry. Orbotech appears to have paid full price for Photon Dynamics and investors seem to be disappointed that management has not yet provided new targets for the company since the acquisition. We expect that these will be substantial given the companies' complementary product lines and the overlap of their customer bases. As people move away from traditional television sets, flat panel televisions and monitors have strong growth potential.

LSL Property Services is one of the U.K.'s largest mortgage surveyors and also is engaged in residential property brokerage. Housing transaction volumes in the U.K. have declined to one-third of their normal levels as a result of banks reigning in their mortgage lending and stagnant property prices that have failed to adjust to new economic realities. While these conditions have hurt the company's brokerage business, mortgage surveying—which accounts for two-thirds of its operating income and greater than 75% of our estimate of the company's intrinsic value—has held relatively firm. Our calculations of business value assumed a significant correction in the U.K. property market. Thus, we've added to our holding since the shares declined 35% in the quarter.

Portfolio Composition

The Fund exited four positions during the quarter, including Amplifon, Enodis, IMI and Morse either because they reached fair value or because we identified other investment opportunities that had more upside. Coincidentally, we added four new holdings to the Fund: Societe BIC, the French manufacturer of pens, pencils, lighters, shavers and correcting fluid; Altana, a German specialty chemical business; Carnegie, a top Nordic asset manager and investment bank; and Anadolu Efes, Turkey's leading beverage distributor.

Geographically, our portfolio weightings remain the same this quarter with Europe and the U.K. representing approximately 79% of investments, 16% in the Pacific Rim, and the balance excluding cash in the Middle East, North America and Latin America.

We receive many questions regarding hedging in the Funds. As we discuss in The Oakmark International letter, we hedge currency for defensive purposes only, and we will not exceed the currency exposure of the underlying securities. At the recent quarter end, the Fund had hedged approximately 60% of the Pound Sterling, 70% of the Swiss Franc and 70% of the Euro exposures. Our level of hedging in each of these currencies may vary based upon our estimate of valuations.

In closing we'd like to thank you, our shareholders, for your patience and continued support. As long-term value investors, we will continue to focus on finding attractive, undervalued foreign companies with management teams dedicated to building shareholder value.

David G. Herro, CFA Portfolio Manager oakex@oakmark.com	Chad M. Clark, CFA Portfolio Manager oakex@oakmark.com

June 30, 2008

THE OAKMARK INTERNATIONAL SMALL CAP FUND

THE OAKMARK INTERNATIONAL SMALL CAP FUND

Global Diversification—June 30, 2008 (Unaudited)

THE OAKMARK INTERNATIONAL SMALL CAP FUND

THE OAKMARK INTERNATIONAL SMALL CAP FUND

Schedule of Investments—June 30, 2008 (Unaudited)

Name	Description	Shares Held	Value
Common Stocks—96.8%
Advertising—1.1%
Asatsu-DK, Inc. (Japan)	Advertising Services Provider	190,600	$5,276,060
Aegis Group plc (United Kingdom)	Media Services Provider	1,770,800	3,780,481
			9,056,541
Apparel, Accessories & Luxury Goods—2.7%
Bulgari S.p.A. (Italy)	Jewelry Manufacturer & Retailer	2,119,400	$21,305,699
Automotive Retail—1.0%
USS Co., Ltd. (Japan)	Used Car Auction Facility Manager	125,500	$8,292,216
Broadcasting & Cable TV—6.3%
M6 Metropole Television (France)	Television Entertainment Channel Owner & Operator	1,105,000	$23,776,223
Media Prima Berhad (Malaysia)	Film Producer & Sports Promoter	25,003,000	13,883,112
Ten Network Holdings Limited (Australia)	Operates Commercial Television Stations	9,260,300	12,107,588
			49,766,923
Home Furnishing Retail—1.8%
Beter Bed Holding NV (Netherlands)	Bedroom Furniture Retailer	836,770	$13,941,712
Home Improvement Retail—3.0%
Carpetright plc (United Kingdom)	Carpet Retailer	1,809,410	$23,687,804
Leisure Products—1.1%
Trigano SA (France)	Manufacturer and Retailer of Recreational Vehicles and Garden Equipment	392,055	$8,667,411
Movies & Entertainment—0.9%
CTS Eventim AG (Germany)	Entertainment Tickets Producer & Distributor	171,418	$6,874,582
Photographic Products—3.2%
Vitec Group plc (United Kingdom)	Photo Equipment & Supplies	2,812,479	$25,279,702
Publishing—1.8%
Tamedia AG (Switzerland)	TV Broadcasting & Publishing	106,481	$14,588,588

THE OAKMARK INTERNATIONAL SMALL CAP FUND

THE OAKMARK INTERNATIONAL SMALL CAP FUND

Schedule of Investments—June 30, 2008 (Unaudited) cont.

Name	Description	Shares Held	Value
Common Stocks—96.8% (cont.)
Specialty Stores—3.9%
JJB Sports plc (United Kingdom)	Sportswear & Sports Equipment Retailer	13,835,600	$31,013,927
Textiles—1.9%
Chargeurs SA (France)	Wool, Textile Production & Trading	790,182	$15,193,906
Brewers—0.1%
Anadolu Efes Biracilik Ve Malt Sanayii AS (Turkey)	Produces & Markets Beer	102,900	$892,458
Household Products—1.0%
Kimberly-Clark de Mexico S.A.B. de C.V. (Mexico)	Hygiene Products Manufacturer, Marketer & Distributor	1,855,400	$7,547,103
Packaged Foods & Meats—2.3%
Binggrae Co., Ltd. (Korea)	Dairy Products Manufacturer	344,840	$11,901,899
Alaska Milk Corporation (Philippines)	Milk Producer	56,360,000	6,277,439
			18,179,338
Soft Drinks—1.4%
Britvic Plc (United Kingdom)	Soft Drink Manufacturer & Marketer	1,920,400	$11,028,352
Asset Management & Custody Banks—8.1%
MLP AG (Germany)	Asset Management	2,432,300	$43,739,264
Julius Baer Holding AG (Switzerland)	Asset Management	301,000	20,185,951
			63,925,215
Investment Banking & Brokerage—4.2%
Ichiyoshi Securities Co., Ltd. (Japan)	Stock Broker	2,399,500	$22,014,247
D. Carnegie & Co. AB (Sweden)	Diversified Financials Services	860,000	11,434,454
			33,448,701

THE OAKMARK INTERNATIONAL SMALL CAP FUND

THE OAKMARK INTERNATIONAL SMALL CAP FUND

Schedule of Investments—June 30, 2008 (Unaudited) cont.

Name	Description	Shares Held	Value
Common Stocks—96.8% (cont.)
Real Estate Management & Development—2.3%
LSL Property Services PLC (United Kingdom)	Residential Property Service Provider	8,985,834	$15,661,124
Estavis AG (Germany) (a)	Real Estate Investment Company	232,354	2,157,267
			17,818,391
Reinsurance—2.1%
Benfield Group Ltd. (United Kingdom)	Reinsurance Service Provider	3,474,000	$16,829,414
Life Sciences Tools & Services—1.7%
MDS, Inc. (Canada) (a)	Products & Services for Medical Product Manufactur	821,000	$13,341,149
Air Freight & Logistics—2.2%
Freightways Limited (New Zealand)	Express Package Services	7,624,568	$17,148,511
Airport Services—2.5%
BBA Aviation PLC (United Kingdom)	Flight Support & Aftermarket Services & Systems Provider	7,925,900	$19,896,922
Diversified Commercial & Professional Services—0.8%
Cision AB (Sweden)	Business & Communication Intelligence	3,139,100	$6,493,391
Human Resource & Employment Services—5.4%
Michael Page International plc (United Kingdom)	Recruitment Consultancy Services	3,851,700	$17,841,082
Pasona Group, Inc. (Japan)	Placement Service Provider	27,400	17,077,445
Robert Walters plc (United Kingdom)	International Recruitment Company	3,230,100	8,037,753
			42,956,280
Industrial Conglomerates—3.6%
Tomkins plc (United Kingdom)	International Manufacturing	5,869,500	$17,572,550
Rheinmetall AG (Germany)	Automotive Pump Manufacturer	150,300	10,849,367
			28,421,917
Industrial Machinery—8.1%
Duerr AG (Germany)	Automotive Industry Machinery Manufacturer	691,800	$28,294,884
Interpump Group S.p.A. (Italy)	Pump & Piston Manufacturer	2,261,776	21,151,770

THE OAKMARK INTERNATIONAL SMALL CAP FUND

THE OAKMARK INTERNATIONAL SMALL CAP FUND

Schedule of Investments—June 30, 2008 (Unaudited) cont.

Name	Description	Shares Held	Value
Common Stocks—96.8% (cont.)
Industrial Machinery—8.1% (cont.)
Heidelberger Druckmaschinen AG (Germany)	Manufactures of Printing & Binding Equipment	732,300	$14,990,860
			64,437,514
Office Services & Supplies—3.4%
Sperian Protection (France)	Manufactures Protection Equipment For People In Hazardous Work Environments	180,600	$21,449,042
Societe BIC SA (France)	Manufactures lighters, shavers, and office supplies	104,800	5,471,130
			26,920,172
Communications Equipment—0.9%
Raymarine PLC (United Kingdom)	Leisure Marine Electronics Products	2,797,379	$7,188,382
Computer Hardware—1.7%
Wincor Nixdorf AG (Germany)	Banking Machines & Cash Registers Manufacturer	191,400	$13,310,983
Electronic Equipment Manufacturers—3.2%
Orbotech, Ltd. (Israel) (a)	Optical Inspection Systems	1,395,300	$18,585,396
Hirose Electric Co., Ltd. (Japan)	Develops & Sells Electronic Equipment	67,700	6,802,379
			25,387,775
Home Entertainment Software—0.4%
Square Enix Co., Ltd. (Japan)	Develops & Sells Entertainment Software for Video Game
	Consoles	94,100	$2,784,690
IT Consulting & Other Services—3.2%
Ementor ASA (Norway) (a)	Management & IT Consulting Services	3,761,000	$25,114,528
Office Electronics—5.9%
Neopost SA (France)	Mailroom Equipment Supplier	363,800	$38,355,231
Boewe Systec AG (Germany)	Automated Paper Management Systems Producer	285,039	8,706,331
			47,061,562

THE OAKMARK INTERNATIONAL SMALL CAP FUND

THE OAKMARK INTERNATIONAL SMALL CAP FUND

Schedule of Investments—June 30, 2008 (Unaudited) cont.

Name	Description	Shares Held/ Par Value	Value
Common Stocks—96.8% (cont.)
Systems Software—0.7%
Monitise PLC (United Kingdom) (a)	Mobile Banking Service Solutions	24,657,285	$5,689,221
Construction Materials—2.2%
Titan Cement Co. SA (Greece)	Cement & Building Materials Producer & Distributor	432,900	$17,191,099
Specialty Chemicals—0.7%
Altana AG (Germany)	Develops & Manufactures Specialty Chemical Products	351,300	$6,052,226
Total Common Stocks (Cost: $898,231,556)			766,734,305
Short Term Investment—3.2%
Repurchase Agreement—3.2%
Fixed Income Clearing Corp. Repurchase Agreement, 2.30% dated 6/30/2008 due 7/1/2008, repurchase price $24,936,826, collateralized by a Federal Home Loan Bank Bond, with a rate of 4.885%, with a maturity of 8/20/2008, and with an aggregate market value plus accrued interest of $25,438,800		$24,935,233	$24,935,233
Total Repurchase Agreement (Cost: $24,935,232)			24,935,233
Total Short Term Investment (Cost: $24,935,232)			24,935,233
Total Investments (Cost: $923,166,788)—100.0%			$791,669,538
Foreign Currencies (Cost: $107,889)—0.0%			$107,699
Other Assets In Excess of Liabilities—0.0%			49,019
Total Net Assets—100%			$791,826,256

Securities of aggregate value of $702,893,202 were valued at a fair value in accordance with procedures established by the board of trustees.

(a)  Non income-producing security.

THE OAKMARK INTERNATIONAL SMALL CAP FUND

For a prospectus and more information about The Oakmark Funds, including management fees and expenses and the special risks of investing, please visit oakmark.com or call 1-800-OAKMARK (1-800-625-6275). Please read the prospectus carefully before investing. An investor should consider a fund's investment objectives, risks, and charges and expenses carefully before investing. This and other information about The Oakmark Funds are contained in the Funds' prospectus.

The discussion of the Funds' investments and investment strategy (including current investment themes, the portfolio managers' research and investment process, and portfolio characteristics) represents the Funds' investments and the views of the portfolio managers and Harris Associates L.P., the Funds' investment adviser, at the time of this letter, and are subject to change without notice.

The performance data quoted represents past performance. The performance information for the Funds does not reflect the imposition of a 2% redemption fee on shares of all Funds, other than The Oakmark Equity & Income Fund, redeemed within 90 days, in order to deter market timers. If reflected, the fee would reduce the performance quoted. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain current month end performance data, visit oakmark.com.

Investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform growth stocks during given periods.

The Oakmark Equity and Income Fund closed to certain new investors as of 5/7/04.

Because The Oakmark Select Fund and The Oakmark Global Select Fund are non-diversified, the performance of each holding will have a greater impact on each Fund's total return, and may make the Funds' returns more volatile than a more diversified fund.

The Oakmark Equity and Income Fund invests in medium- and lower-quality debt securities that have higher yield potential but present greater investment and credit risk than higher-quality securities, which may result in greater share price volatility. An economic downturn could severely disrupt the market in medium or lower grade debt securities and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest.

Investing in foreign securities represents risks which in some way may be greater than in U.S. investments. Those risks include: currency fluctuation; different regulation, accounting standards, trading practices and levels of available information; generally higher transaction costs; and political risks.

The stocks of smaller companies often involve more risk than the stocks of larger companies. Stocks of small companies tend to be more volatile and have a smaller public market than stocks of larger companies. Small companies may have a shorter history of operations than larger companies, may not have as great an ability to raise additional capital and may have a less diversified product line, making them more susceptible to market pressure.

  1.  Total return includes change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.

  2.  Portfolio holdings are subject to change without notice and are not intended as recommendations of individual stocks.

  3.  The S&P 500 Index is a broad market-weighted average of U.S. blue-chip companies. This index is unmanaged and investors cannot actually make investments in this index.

  4.  The Price-Earnings Ratio ("P/E") is the most common measure of the expensiveness of a stock.

  5.  EPS refers to Earnings Per Share and is calculated by dividing total earnings by the number of shares outstanding.

  6.  The Dow Jones Industrial Average is an unmanaged index that includes only 30 big companies. This index is unmanaged and investors cannot invest directly in this index.

  7.  The Lipper Large Cap Value Fund Index is an equally weighted index of the largest 30 funds within the large cap value funds investment objective as defined by Lipper Inc. The index is adjusted for the reinvestment of capital gains and income dividends. This index is unmanaged and investors cannot invest directly in this index.

THE OAKMARK FUNDS

  8.  The Lipper Multi-Cap Value Funds Index tracks the results of the 30 largest mutual funds in the Lipper Multi-Cap Value Funds category. This index is unmanaged and investors cannot invest directly in this index.

  9.  The Lipper Balanced Fund Index measures the performance of the 30 largest U.S. balanced funds tracked by Lipper. This index is unmanaged and investors cannot invest directly in this index.

  10.  Lehman Brothers Government/Corporate Bond Index is a benchmark index made up of the Lehman Brothers Government and Corporate Bond indexes, including U.S. government Treasury and agency securities as well as corporate and Yankee bonds. This index is unmanaged and investors cannot invest directly in this index.

  11.  The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index currently consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. This index is unmanaged and investors cannot invest directly in this index.

  12.  The Lipper Global Fund Index is an unmanaged index of the 30 largest funds, based on total year-end net asset value, in the Global fund category, which consists of funds that invest at least 25% in securities traded outside of the United States. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. This index is unmanaged and investors cannot actually make investments in this index.

  13.  The MSCI World Index ex U.S. is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index currently consists of the following 22 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. This index is unmanaged and investors cannot invest directly in this index.

  14.  The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. As of June 2006 the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. This index is unmanaged and investors cannot invest directly in this index.

  15.  The Lipper International Fund Index reflects the net asset value weighted total return of the 30 largest international equity funds. This index is unmanaged and investors cannot invest directly in this index.

  16.  The Japanese Nikkei Index is an Index of 225 leading stocks traded on the Tokyo Stock Exchange. This index is unmanaged and investors cannot actually make investments in this index.

  17.  The MSCI World ex U.S. Small Cap Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance, excluding the U.S. The MSCI World ex U.S. Small Cap Index currently consists of 22 developed market country indices. The MSCI Small Cap Indices target 40% of the eligible Small Cap universe within each industry group, within each country. MSCI defines the Small Cap universe as all listed securities that have a market capitalization in the range of USD200-1,500 million. This index is unmanaged and investors cannot actually make investments in this index.

  18.  The Lipper International Small Cap Funds Index measures the performance of the 10 largest international small-cap funds tracked by Lipper. This index is unmanaged and investors cannot invest directly in this index.

  19.  The NASDAQ is a modern stock exchange that consists of a highly computerized system that allows buyers and sellers of stocks to be paired together automatically.

OAKMARK, OAKMARK FUNDS, OAKMARK INTERNATIONAL, and OAKMARK and tree design are trademarks owned or registered by Harris Associates L.P. in the U.S. and/or other countries.

THE OAKMARK FUNDS

The Oakmark Glossary

Book value – A company's common stock equity as it appears on a balance sheet, equal to total assets minus liabilities, preferred stock, and intangible assets such as goodwill. A company's book value often differs substantially from economic value, especially in industries such as media.

Business value/Intrinsic value – The perceived or estimated actual value of a security, as opposed to its current market price or book value. Business value can be evaluated based on what a knowledgeable buyer would pay for a business if the company were sold in its entirety.

Growth investing – Investors who look for companies based on whether the stock of a company is growing earnings and/or revenue faster than the industry as a whole or the overall market. Growth investors generally expect high rates of growth to persist, and the stock, in turn, to deliver returns exceeding the market's. A growth mutual fund is generally one that emphasizes stocks believed to offer above-average growth prospects, with little to no emphasis on the stock's current price.

M & A (Mergers & Acquisitions) – Merger: the combining of two or more entities into one, through a purchase acquisition or a pooling of interests. Acquisition: can also be called a takeover, and is defined as acquiring control of a corporation, called a target, by stock purchase or exchange, either hostile or friendly.

Market capitalization (market cap or cap) – The market price of an entire company on any given day, calculated by multiplying the number of shares outstanding by the price per share.

Momentum investing – Approach to investing based on the belief that stock price trends are likely to continue. Momentum investors tend to buy stocks that have been outperforming the market and to sell those stocks when their relative performance deteriorates. Momentum investors do not consider a company's underlying value or fundamentals in their investment decisions.

Multiple – A ratio used to measure a stock's valuation, usually greater than 1. Sometimes used to mean price/earnings ratio.

P/B or Price-to-Book Ratio – A stock's capitalization divided by its book value. The value is the same whether the calculation is done for the whole company or on a per-share basis.

P/E or Price-to-Earnings Ratio – The most common measure of a stock's valuation. It is equal to a stock's capitalization divided by its after-tax earnings over a 12-month period. The value is the same whether the calculation is done for the whole company or on a per-share basis. Equivalently, the cost an investor in a given stock must pay per dollar of current annual earnings. Also called earnings multiple.

Share repurchase – Program through which a corporation buys back its own shares in the open market, typically an indication that the corporation's management believes the stock price is undervalued.

Value investing – Investors who utilize valuation measures such as business value (including growth rate), price/earnings ratio, price/book ratio, and yield to gauge the attractiveness of a company. Managers who employ a value investment style believe that the true, underlying value of a company is not reflected in its current share price, and, over time, the price has potential to increase as the market recognizes the overall value of the business. Value stocks sell at relatively low prices in relation to their underlying business value, earnings, or book value.

Stocks become undervalued for a variety of reasons, including an overall market decline, or when a specific industry falls into disfavor and investors view all companies in that industry in the same light. Consequently, an individual company's stock price may fall, even though it may be only temporarily affected by the industry's problems and its underlying value has remained unchanged.

"x times earnings" ("12 times earnings") – Another way to express a stock's price-to-earnings (P/E) ratio. A stock with a P/E ratio of 12 sells at 12 times earnings.

THE OAKMARK FUNDS

(This page has been intentionally left blank.)

THE OAKMARK FUNDS

THE OAKMARK FUNDS

Trustees and Officers

Trustees

Gary N. Wilner, M.D.—Chairman
Michael J. Friduss
Thomas H. Hayden
Christine M. Maki
John R. Raitt
Allan J. Reich
Steven S. Rogers
Burton W. Ruder
Peter S. Voss

Officers

John R. Raitt—President and Chief Executive Officer
Robert M. Levy—Executive Vice President
Henry R. Berghoef—Vice President
Chad M. Clark—Vice President
Richard J. Gorman—Vice President, Chief Compliance
  Officer and Assistant Secretary
Kevin G. Grant—Vice President
David G. Herro—Vice President
John J. Kane—Treasurer
Clyde S. McGregor—Vice President
William C. Nygren—Vice President
Vineeta D. Raketich—Vice President
Janet L. Reali—Vice President and Secretary
Kristi L. Rowsell—Vice President and Principal Financial
  Officer
Edward A. Studzinski—Vice President
Robert A. Taylor—Vice President
Andrew J. Tedeschi—Assistant Treasurer
Christopher P. Wright—Vice President

Other Information

Investment Adviser

Harris Associates L.P.
Two North LaSalle Street
Chicago, Illinois 60602-3790

Transfer Agent

Boston Financial Data Services, Inc.
Quincy, Massachusetts

Legal Counsel

Bell, Boyd & Lloyd LLP
Chicago, Illinois

Independent Registered Public
Accounting Firm

Deloitte & Touche LLP
Chicago, Illinois

For More Information

Please call 1-800-OAKMARK
(1-800-625-6275)
or 617-483-3250

Website

oakmark.com

To obtain a prospectus, an application or periodic reports, access our web site at oakmark.com, or call 1-800-OAKMARK (1-800-625-6275) or (617) 483-3250.

The Funds will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's website at www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll-free 1-800-625-6275; on the Funds' website at oakmark.com; and on the SEC's website at www.sec.gov.

No later than August 31 of each year, information regarding how the Adviser, on behalf of the Funds, voted proxies relating to the Funds' portfolio securities for the twelve months ended the preceding June 30 will be available through a link on the Funds' website at oakmark.com and on the SEC's website at www.sec.gov.

This report is submitted for the general information of the Funds' shareholders. The report is not authorized for distribution to prospective investors in the Funds unless it is accompanied or preceded by the Funds' currently effective prospectus.

No sales charge to the shareholder or to the new investor is made in offering the shares of the Funds, however, a shareholder may incur a 2% redemption fee on an exchange or redemption of Class I shares redeemed within 90 days from any Fund other than The Oakmark Equity & Income Fund.

1-800-OAKMARK

oakmark.com

The Oakmark Funds are distributed by Harris Associates Securities L.P., member FINRA. Date of first use: July 2008.